Exhibit 10.2

Unofficial translation of Dutch original

In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 4, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND CONSULTANTS

The Board of Directors of the Company (the “Board”) proposes to issue a maximum of 1,760,000 warrants, free of charge, each of such warrants entitling the holder thereof to subscribe for one new Class C Share (or, in case Class C should cease to exist, one share of the class of shares to which no special rights are attached) as set out below against payment of an aggregate amount of EUR 1.00 per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued without cancellation or limitation of the shareholders’ preferential subscription rights.

The Board understands, however, that it is the intention of each shareholder to waive its preferential subscription rights upon the issue of the Warrants to the benefit of the Selected Participants. It is thus not legally required to apply the special procedure on the cancellation or limitation of the preferential subscription rights of the shareholders provided for by Articles 596-598 BCC.

The Board wishes to specify that the preferential subscription rights will only come into existence at the time the extraordinary general shareholders meeting decides to issue the Warrants, and that a valid waiver of the preferential subscription rights in that respect can only be made after such decision has been made. Only if all shareholders individually waive their preferential subscription right, will the intention of the shareholders (as the Board has understood it) be realized.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for the issue of the Warrants. Furthermore, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the issue of the Warrants.

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

The issue of the Warrants aims to achieve the following purposes:

i.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

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iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 4 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Offer	the date on which the proxyholder offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Director Mandate	the mandate of a director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement or the Consultancy Agreement or the Director Mandate	the effective date of the termination, for any or no reason, of the Employment Agreement or the Consultancy Agreement between the relevant Selected Participant and the Company or an Affiliated Company or the Director Mandate of the Selected Participant, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement or a (possibly new) Consultancy Agreement with the Company or an Affiliated Company or by the (possibly new) appointment as Director of the Company or an Affiliated Company;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to

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acquiring Shares C of the Company;

Exercise Price	the price for the acquisition of one Share C upon exercise of a Warrant, as set out herein;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

the person to whom Warrants will be offered by the proxyholder. The Selected Participants are the following:

•    persons associated with the Company by way of Employment Agreement: Isabelle Antoine, Torsten Dreier, Gert Laureyssens, Hilde Revets, Tim Van Hauwermeiren and Katrien Vlassak;

•    persons associated with the Company by way of Consultancy Agreement: Eva-Lotta Allan, Woconsult NV and Edwin Moses;

Shares	the shares of the Company;

Shares C	the shares of class C of the Company;

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/vente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one Share C (or, in case the Shares C should cease to exist, one share of the class of shares to which no special rights are attached).

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In view of the Law of March 26, 1999, the Exercise Price of the Warrants will be equal to the actual value of the Shares C as determined by the Board in its valuation report of even date herewith (attached to this report as Exhibit 1) in accordance with the recommendation of the auditor (cf. the report by the auditor regarding the value of the shares in accordance with Article 43, § 4, 2° of the Law of March 26, 1999, attached to this report as Exhibit 2). This price is equal to the intrinsic value of the Shares C.

The exercise price of the Warrants will be EUR 1.00.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (1,760,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 27,912,206 Shares) and warrantholders (currently 2,063,811 warrants) amounts to approximately 5.55%.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the Shares would be higher than the Exercise Price of the Warrants at the time of the issue of Shares further to the exercise of Warrants. This is an inherent trait of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company associated with the issue of the Warrants.

5.	Issue and exercise conditions

5.1	Class and number of Shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) Share C (or, in case this class of Shares would be abrogated, for one Share of the class to which no special rights are attached).

5.2	Offer of, subscription for, and vesting of the Warrants

5.2.1 Qualifying persons

The shareholders will be offered the possibility to subscribe for the Warrants. To the extent the shareholders individually waive their preferential subscription rights, the Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the basis of a decision of the proxyholder appointed by the extraordinary general shareholders meeting, who shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by the proxyholder of the Offer that will set out the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

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5.2.3	Subscription period

Each Selected Participant must inform the Company within a period of ninety (90) calendar days as of the Date of the Offer by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance may relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of ninety (90) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of ninety (90) calendar days and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

5.2.4	Granting of the Warrants

After the expiry of the period of ninety (90) calendar days referred to above, the proxyholder will within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the Extraordinary General Meeting to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an Employee, Consultant or Director at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment or Consultancy Agreement or the Director Mandate of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

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5.3.3	Exercise Price

The Exercise Price of the Warrants will be equal to EUR 1.00.

The Exercise Price will be allocated to the entry “capital” for an amount that is equal to the fractional value of the Shares prevailing at the time of the issue of Shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s shareholders taken in accordance with the rules applicable to a capital reduction.

5.3.4	Term of the Warrant

The term of a Warrant shall be seven years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”). The first fifteen days of the last possible full quarter within the term of the Warrants constitutes the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board of Directors may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, Consultancy Agreement or the Director Mandate

(i)	End of the Employment Agreement, Consultancy Agreement or the Director Mandate for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978); (ii) the Consultancy Agreement because of breach of contract; or (iii) the Director Mandate for serious cause (“zwaarwichtige reden”), on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(ii)	End of the Employment Agreement, Consultancy Agreement or the Director Mandate for a reason other than the reasons set out in Articles 5.3.6.1 (i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement, Consultancy Agreement or the Director Mandate of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles

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5.3.6.1 (i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law, will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, Consultancy Agreement or the Director Mandate of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(i)	liquidation of the Company;

(ii)	sale of all or substantially all of the assets of the Company;

(iii)	in case the drag along duty set out in the Company’s Articles of Association is exercised.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

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In case the Warrantholder in any of the situations set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.7.2	Exception

Article 5.3.7.1 regarding the accelerated exercise does not apply in case of an exempted Transfer within the meaning of Article 9.7 of the Company’s Articles of Association (or, in case the Articles of Association are modified, the provision that corresponds thereto).

5.3.8	Non-transferability of the Warrants

The Warrants are not transferable except: (i) in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2; and (ii) in connection with the obligations to Transfer resulting from the Company’s Articles of Association (namely Articles 9.5 and 9.8, or, in case these provisions are modified, the provisions that correspond thereto). Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Shares to which the Warrantholder is entitled

5.3.9.1 Each Warrant entitles the holder thereof to subscribe for one Share C of the Company (or, in case this class of Shares would be abrogated, for one Share of the category that is at the relevant time the class of Shares to which no special rights are attached).

The transferability of the Shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

At the time of the Offer, the Articles of Association of the Company contain, amongst other things, a transferability restriction to the effect that each holder of Shares will, in the context of an IPO or Trade Sale (as defined in the Articles of Association) automatically be bound by the transferability restrictions which are proposed by the Board of Directors in that respect, and accepted by the holders of a majority of the Shares being Transferred at the occasion of the IPO or Trade Sale.

Also, the Articles of Association contain, at the time of the Offer, a lock-up clause applicable to all Personnel Securities (as defined in the Articles of Association), which includes the Warrants and the Shares that would be subscribed for upon the exercise of the Warrants, until the earlier of: (i) 1 January 2011; or (ii) a Trade Sale or an IPO (as defined in the Articles of Association) (always subject, however, to the issue and exercise conditions of the Warrants).

The Shares C that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2 The Company will only be held to issue Shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of Shares will be issued.

In the event of exercise of Warrants, the Shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

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After the issue of Shares upon the exercise of Warrants, the Board of Directors will arrange for the registration of such new Shares in the share registry of the Company in the name of the subscriber. If the Shares at the time of the issue thereof are listed on a stock market or other regulated market, the Company as soon as reasonably possible will arrange for the admission to listing of the new Shares.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if the Board of Directors will have received the following not later than the last day of the relevant Exercise Period:

(i)	a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board of Directors indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; and

(ii)	full payment of the Shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(iii)	in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(iv)	declarations and documents deemed necessary or desirable by the proxyholder for purposes of any applicable law or regulation, and the submission of which is requested by the Board of Directors.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of Shares, will be borne by the Warrantholders.

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of shares of a new category, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or of warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the Shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

The Board of Directors may (without being obliged thereto, with no need for permission of the Warrantholders thereto) in connection with a split of Shares C or a consolidation of Shares C decide that the number of Shares to be issued upon the exercise of the Warrants will be such that the Warrantholder upon the exercise of the Warrants will be able to subscribe for the same number of Shares C as the

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number that it would eventually have acquired if it had exercised its Warrants immediately prior to the stock split or the consolidation of Shares and its Shares C would thus have been subject to the stock split or the consolidation of Shares.

In the event of a legal merger or legal de-merger, the Board of Directors shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing Shares C of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the Shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company or the proxyholder will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 5 July 2006

For the Board of Directors,

/s/ Edwin Moses
Edwin Moses, Chairman

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/s/ Frank Bulens
Frank Bulens

on his own behalf, as well as on behalf of the members of the Board of Directors represented by him as special proxyholder

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ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 4, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES

The Board of Directors of the Company (the “Board”) proposes to issue a maximum of 165,000 warrants, free of charge, each of such warrants entitling the holder thereof to subscribe for one new Class C Share (or, in case Class C should cease to exist, one share of the class of shares to which no special rights are attached) as set out below against payment of an aggregate amount of EUR 1.40 per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued without cancellation or limitation of the shareholders’ preferential subscription rights.

The Board understands, however, that it is the intention of each shareholder to waive its preferential subscription rights upon the issue of the Warrants to the benefit of the Selected Participants. It is thus not legally required to apply the special procedure on the cancellation or limitation of the preferential subscription rights of the shareholders provided for by Articles 596598 BCC.

The Board wishes to specify that the preferential subscription rights will only come into existence at the time the extraordinary general shareholders meeting decides to issue the Warrants, and that a valid waiver of the preferential subscription rights in that respect can only be made after such decision has been made. Only if all shareholders individually waive their preferential subscription right, will the intention of the shareholders (as the Board has understood it) be realized.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for the issue of the Warrants. Furthermore, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the issue of the Warrants.

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

The issue of the Warrants aims to achieve the following purposes:

a.	creating a long-term incentive for the selected employees who are able to contribute substantially to the success and growth of the Company;

b.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

c.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 4 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Offer	the date on which the proxyholder offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Director Mandate	the mandate of a director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement or the Consultancy Agreement or the Director Mandate	the effective date of the termination, for any or no reason, of the Employment Agreement or the Consultancy Agreement between the relevant Selected Participant and the Company or an Affiliated Company or the Director Mandate of the Selected Participant, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement or a (possibly new) Consultancy Agreement with the Company or an Affiliated Company or by the (possibly new) appointment as Director of the Company or an Affiliated Company;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring Shares C of the Company;

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Exercise Price	the price for the acquisition of one Share C upon exercise of a Warrant, as set out herein;
Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant	the person to whom Warrants will be offered by the proxyholder. The Selected Participants are the following persons associated with the Company by way of Employment Agreement: Watteyne Stephanie, Vertenten Els, Verhesen Peter, Van Nimmen Marijke, Van Driessche Klara, Van den Heede Kim, van Boxel Nadja, Van Asbroeck Kelly, Vaeck Elke, Ulrichts Hans, Pollet Caroline, Merchiers Pascal, Kuhn Matthias, De Vrieze Sindi, De Clercq Veronique, Coppens Astrid, Calle Femke, Bruynooghe Yanik, Van Laer Koen, Colpaert Nathalie, Meoni Paola, Jonniaux Jean-Luc and Els Beirnaert;

Shares	the shares of the Company;

Shares C	the shares of class C of the Company;

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/vente a terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one Share C (or, in case the Shares C should cease to exist, one share of the class of shares to which no special rights are attached).

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In view of the Law of March 26, 1999, the Exercise Price of the Warrants will be equal to the actual value of the Shares C as determined by the Board in its valuation report of even date herewith (attached to this report as Exhibit 1) in accordance with the recommendation of the auditor (cf. the report by the auditor regarding the value of the shares in accordance with Article 43, § 4, 2° of the Law of March 26, 1999, attached to this report as Exhibit 2). This price is equal to the intrinsic value of the Shares C.

The exercise price of the Warrants will be EUR 1.40.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (165,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 47,912,206 Shares) and warrantholders (currently 3,813,811 warrants) amounts to approximately 0.32%.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the Shares would be higher than the Exercise Price of the Warrants at the time of the issue of Shares further to the exercise of Warrants. This is an inherent trait of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company associated with the issue of the Warrants.

5.	Issue and exercise conditions

5.1	Class and number of Shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) Share C (or, in case this class of Shares would be abrogated, for one Share of the class to which no special rights are attached).

5.2	Offer of, subscription for, and vesting of the Warrants

5.2.1	Qualifying persons

The shareholders will be offered the possibility to subscribe for the Warrants. To the extent the shareholders individually waive their preferential subscription rights, the Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the basis of a decision of the proxyholder appointed by the extraordinary general shareholders meeting, who shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by the proxyholder of the Offer that will set out the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

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5.2.3	Subscription period

Each Selected Participant must inform the Company within a period of ninety (90) calendar days as of the Date of the Offer by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance may relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of ninety (90) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of ninety (90) calendar days and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

5.2.4	Granting of the Warrants

After the expiry of the period of ninety (90) calendar days referred to above, the proxyholder will within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the Extraordinary General Meeting to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an Employee, Consultant or Director at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment or Consultancy Agreement or the Director Mandate of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

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5.3.3	Exercise Price

The Exercise Price of the Warrants will be equal to EUR 1.40.

The Exercise Price will be allocated to the entry “capital” for an amount that is equal to the fractional value of the Shares prevailing at the time of the issue of Shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s shareholders taken in accordance with the rules applicable to a capital reduction.

5.3.4	Term of the Warrant

The term of a Warrant shall be seven years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”). The first fifteen days of the last possible full quarter within the term of the Warrants constitutes the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board of Directors may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, Consultancy Agreement or the Director Mandate

(A)	End of the Employment Agreement, Consultancy Agreement or the Director Mandate for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978); (ii) the Consultancy Agreement because of breach of contract; or (iii) the Director Mandate for serious cause (“zwaarwichtige reden”), on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(B)	End of the Employment Agreement, Consultancy Agreement or the Director Mandate for a reason other than the reasons set out in Articles 5.3.6.1 (i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement, Consultancy Agreement or the Director Mandate of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles

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5.3.6.1 (i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law, will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, Consultancy Agreement or the Director Mandate of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

(C)	in case the drag along duty set out in the Company’s Articles of Association is exercised.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

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In case the Warrantholder in any of the situations set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.7.2	Exception

Article 5.3.7.1 regarding the accelerated exercise does not apply in case of an exempted Transfer within the meaning of Article 9.7 of the Company’s Articles of Association (or, in case the Articles of Association are modified, the provision that corresponds thereto).

5.3.8	Non-transferability of the Warrants

The Warrants are not transferable except: (i) in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2; and (ii) in connection with the obligations to Transfer resulting from the Company’s Articles of Association (namely Article 9.5, or, in case these provisions are modified, the provisions that correspond thereto). Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one Share C of the Company (or, in case this class of Shares would be abrogated, for one Share of the category that is at the relevant time the class of Shares to which no special rights are attached).

The transferability of the Shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

At the time of the Offer, the Articles of Association of the Company contain, amongst other things, a transferability restriction to the effect that each Holder of Personnel Securities will, in the context of an IPO or Trade Sale (as defined in the Articles of Association) automatically be bound by the transferability restrictions which are proposed by the Board of Directors in that respect, and accepted by the holders of a majority of the Shares being Transferred at the occasion of the IPO or Trade Sale (without taking into account the shares held by the Holders of Personnel Securities).

Also, the Articles of Association contain, at the time of the Offer, a lock-up clause applicable to all Securities of a Holder of Personnel Securities (as defined in the Articles of Association), until the earlier of: (i) 1 January 2011; or (ii) a Trade Sale or an IPO (as defined in the Articles of Association), unless such Transfer takes place with the prior written consent of shareholders holding at least two thirds of the shares (excluding any shares held by Holders of Personnel Securities).

The Shares C that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2	The Company will only be held to issue Shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of Shares will be issued.

In the event of exercise of Warrants, the Shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

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After the issue of Shares upon the exercise of Warrants, the Board of Directors will arrange for the registration of such new Shares in the share registry of the Company in the name of the subscriber. If the Shares at the time of the issue thereof are listed on a stock market or other regulated market, the Company as soon as reasonably possible will arrange for the admission to listing of the new Shares.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if the Board of Directors will have received the following not later than the last day of the relevant Exercise Period:

(A)	a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board of Directors indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; and

(B)	full payment of the Shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	declarations and documents deemed necessary or desirable by the proxyholder for purposes of any applicable law or regulation, and the submission of which is requested by the Board of Directors.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of Shares, will be borne by the Warrantholders.

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of shares of a new category, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or of warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the Shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

The Board of Directors may (without being obliged thereto, with no need for permission of the Warrantholders thereto) in connection with a split of Shares C or a consolidation of Shares C decide that the number of Shares to be issued upon the exercise of the Warrants will be such that the Warrantholder upon the exercise of the Warrants will be able to subscribe for the same number of Shares C as the

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number that it would eventually have acquired if it had exercised its Warrants immediately prior to the stock split or the consolidation of Shares and its Shares C would thus have been subject to the stock split or the consolidation of Shares.

In the event of a legal merger or legal de-merger, the Board of Directors shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing Shares C of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the Shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company or the proxyholder will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 13 December 2006

For the Board of Directors,

/s/ Edwin Moses
Edwin Moses, Chairman

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/s/ Rudy Dekeyser
Rudy Dekeyser

on his own behalf, as well as on behalf of the members of the Board of Directors represented by him as special proxyholder

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ABLYNX NV

Public Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 4, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND CONSULTANTS

The board of directors of the Company (the “Board”) proposes to issue a maximum of 378,333 warrants, free of charge, each of such warrants entitling the holder thereof to subscribe for one new common shares of the Company as set out below against payment of an exercise price equal to the average closing rate of the share on Euronext Brussels during a period of thirty days prior to the Date of the Offer (as defined below) per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board wishes to specify that the issue of warrants will take place within the framework of the authorized capital, as provided in Article 6.2.a. of the Company’s Articles of Association, which states that:

“The capital increases to which may be decided under this authorization, can take place in accordance with the conditions as are to be decided by the board of directors, such as: […] through issuance of warrants or bonds to which warrants or other tangible values are attached; […]”

Furthermore, the Board refers to its special report in accordance with article 596 BCC of even date herewith regarding the cancellation of the preferential subscription rights of the existing shareholders in respect of the issue of warrants under a stock option plan, and to the Article 6.2.b. of the Company’s Articles of Association, which reads as follows:

“In the framework of the use of its powers within the framework of the authorized capital, the board of directors may limit or cancel the preferential subscription right of the shareholders in the interest of the company, subject to the mandatory limitations and in accordance with the mandatory conditions provided for by the Belgian Company Code. This limitation or

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cancellation may also occur to the benefit of the employees of the company and its subsidiaries (to the extent the company should incorporate subsidiaries), and/or, except as prohibited under mandatory law, to the benefit of one or more specific persons that are not employees of the company or its subsidiaries (to the extent the company should incorporate subsidiaries)”.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for the issue of the Warrants. Furthermore, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the issue of the Warrants.

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

The issue of the Warrants aims to achieve the following purposes:

i.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

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Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 4 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Offer	the date on which the proxyholder of the extraordinary shareholder’s meeting offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement or the Consultancy Agreement	the effective date of the termination, for any or no reason, of the Employment Agreement or the Consultancy Agreement between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement or Consultancy Agreement with the Company or an Affiliated Company;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon exercise of a Warrant, as set out herein;

Offer	the offer of the Warrants that has been notified to the Selected

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Participant in accordance with Article 5.2.2;

Securities

shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

the person to whom Warrants will be offered by the proxyholder of the extraordinary shareholder’s meeting. The Selected Participants are the following persons who at the time of the Offer will be associated with the Company by way of Employment Agreement or by way of Consultancy Agreement:

De Brabandere Veronique

Bouche Marie-Paule

Goethals Maarten

Jonniaux Jean-Luc

Szyroky Alexander

Logghe Marc

Schotte Peter

Soren Steffensen

Ulrichts Hans

Van Calenbergh Boris

Verheesen Peter

Beirnaert Els

Boutton Carlo

Casteels Peter

Compernolle Veerle

Cornelis Sigrid

De Vylder Johan

Depla Erik

Fredrik Oxelfelt

Hermans Guy

Jose Ramirez

Labeur Christine

Laeremans Antoon

Merchiers Pascal

Vanlandschoot Peter

Vercruysse Kristof

Beste Gerald

Cromie Karen

Kolkman Joost Alexander

Lauwereys Marc

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Pullan Shirley

Sablon Erwin

Spillmann Adrian

Vlassak Katrien

De Jonghe Henk

Revets Hilde

Stanssens Patrick

Turconi Sandra

Allan Eva-Lotta

Holz Josefin-Beate

Moses Edwin

Ottevaere Wim

Antoine Isabelle

Collier Adam

De Sutter Kristine

Landolt Gerrit Franciscus

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/vente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

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3.	Issue price and exercise price of the Warrants

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

In view of the Law of March 26, 1999 and of Article 598 BCC, the Exercise Price of the Warrants will be (at least) equal to the average closing rate of the share during a period of thirty days before the Date of the Offer, as to be determined in the Offer.

4.	Consequences for the existing shareholders and Warrantholders

In case the maximum number of Warrants to be issued (378,333), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 36,438,959 common shares) and warrantholders (currently 1,967,177 warrants) amounts to approximately 0.98%.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent trait of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company associated with the issue of the Warrants.

5.	Issue and exercise conditions of the Warrants

5.1.	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

5.2.	Offer of, subscription for, and vesting of the Warrants

5.2.1.	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

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5.2.2.	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the basis of a decision of the proxyholder appointed by the meeting of the Board, who shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by the proxyholder of the Offer that will set out the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3.	Subscription period

Each Selected Participant must inform the Company within a period of seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance may relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of seventy five (75) calendar days and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

5.2.4.	Granting of the Warrants

After the expiry of the period of seventy five (75) calendar days referred to above, the proxyholder will within a reasonable period of time proceed to the determination of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5.	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the meeting of the Board to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an Employee or Consultant at the relevant vesting date.

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The vesting always relates to whole Warrants. In case 25% or one forty-eighth of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number (as the case may be), and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment or Consultancy Agreement of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3.	Other terms and conditions of the Warrants

5.3.1.	Issue Price

The Warrants may be subscribed for without charge.

5.3.2.	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

5.3.3.	Exercise Price

In view of the Law of March 26, 1999 and of Article 598 BCC, the Exercise Price of the Warrants will be (at least) equal to the average closing rate of the share during a period of thirty days prior to the offering.

The Exercise Price will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4.	Term of the Warrant

The term of a Warrant shall be seven years as of the decision to issue the Warrants.

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5.3.5.	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”). The first fifteen days of the last possible full quarter within the term of the Warrants constitutes the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants that are (still) exercisable but that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6.	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1.	End of the Employment Agreement or Consultancy Agreement

(i)	End of the Employment Agreement or Consultancy Agreement for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (“dringende reden”) (within the meaning of Article 35 of the Belgian law of July 3, 1978); or (ii) the Consultancy Agreement because of breach of contract, on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (irrespective of whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(ii) End of the Employment Agreement or Consultancy Agreement for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement or the Consultancy Agreement of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

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Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (irrespective of whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2.	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his/her spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law, will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3.	Retirement

Upon the End of the Employment Agreement or Consultancy Agreement of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7.	Acceleration of the exercise of the Warrants

5.3.7.1.	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out

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below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(i)	liquidation of the Company;

(ii)	sale of all or substantially all of the assets of the Company;

(iii)	in case the drag along duty set out in the Company’s Articles of Association is exercised.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder in any of the situations set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8.	Non-transferability of the Warrants

The Warrants are not transferable except in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9.	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

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5.3.9.2 The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

5.3.10.	Exercise procedure

An exercisable Warrant will only be validly exercised if the Board will have received the following not later than the last day of the relevant Exercise Period:

(i)	a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; and

(ii)	full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(iii)	in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(iv)	declarations and documents deemed necessary or desirable by the Board to comply with any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11.	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders.

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5.4. Modifications of the capital structure of the Company – reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management, including, but not limited to a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

5.5. Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the common shares so obtained will not be transferable as long as the Warrants (i.e. regardless of such exercise) would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6. Miscellaneous

5.6.1.	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

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5.6.2. Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3. Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or the proxyholder will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 14 August 2008

For the Board,

/s/ Edwin Moses

Edwin Moses, Chairman

on his own behalf, as well as on behalf of the members of the Board represented by him as special proxyholder

/s/ Frank Bulens

Frank Bulens, Director

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ABLYNX NV

Limited Liability Company

(“Naamloze vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

RPR Ghent

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING (I) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND (II) THE ISSUE

OF WARRANTS FOR THE BENEFIT OF CERTAIN CONSULTANTS

The board of directors of the Company (the “Board”) proposes to issue (i) a maximum of three hundred thousand (300,000) warrants for the benefit of certain employees (the “Employees SOP”), free of charge, and (ii) a maximum of three hundred forty thousand (340,000) warrants for the benefit of certain consultants (the “Consultants SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as set out below in Article 3 of this report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Article 596 (and as the case may be 598) BCC of even date herewith, in which the Board justifies the proposal to cancel the shareholders’ preferential subscription rights to the benefit of certain employees and consultants of the Company (and mainly for the benefit of consultants), in particular regarding the issue price and the financial consequences of the transaction for the shareholders, and in which in accordance with Article 598 BCC the identities of the beneficiaries under the Consultants SOP (insofar they are “certain persons” within the meaning of Article 598 BBC) are set out.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for both issues of Warrants. Furthermore, for the purpose of completeness, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the issue of the Warrants (which will also be described in the special report of the Board in accordance with Article 596 (and as the case may be Article 598) BCC).

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

The issues of the Warrants aims to achieve the following purposes:

i.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

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ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board of Directors believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Offer	the date on which the proxyholder offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Director Mandate	the mandate of a director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement or the Consultancy Agreement or the Director Mandate	the effective date of the termination, for any or no reason, of the Employment Agreement or the Consultancy Agreement between the relevant Selected Participant and the Company or an Affiliated Company or the Director Mandate of the Selected Participant, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement or a (possibly new) Consultancy Agreement with the Company or an Affiliated Company or by the (possibly new) appointment as Director of the Company or an Affiliated Company;

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Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon exercise of a Warrant, as set out herein;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Proxyholder of the General Meeting	The person to whom the general meeting of the Company grants a proxy to determine, based on a recommendation by the Remuneration Committee of the Company, the number of Warrants which will be offered to each of the Selected Participants and to provide all acts necessary or useful to the offering of the Warrants and to achieve the issue of Warrants. The Proxyholder of the General Meeting will be a director who is not Selected Participant himself.

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

the person to whom Warrants will be offered by the Proxyholder of the General Meeting of shareholders. The Selected Participants under the Employees SOP are the persons who at the time of the Offer will be associated with the Company by way of an Employment Agreement, and whom by the Proxyholder of the General Meeting of shareholders Warrants will be offered.

The Selected Participants under the Consultants SOP are the following persons who at the time of the Offer will be associated with the Company by way of a Consultancy Agreement and whose identity is set out in accordance with Article 598 BBC :

Edwin Moses

Eva-Lotta Allan

Josi Holz

Antonio Parada

NV Woconsult, Chief Financial Officer, or its permanent representative Wim Ottevaere.

In addition, under the Consultants SOP Warrants will also be offered to the following category of persons (other than “certain person” within the meaning of Article 598 BBC): the CSO of the Company, who is still to be recruited.

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/vente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene

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rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

With regard to the Warrants that will be offered to the CSO (who at the time of the Offer will be associated with the Company by way of a Consultancy Agreement) and the VP Technology (who at the time of the Offer will be associated with the Company by way of an Employment Agreement), who are both still to be recruited, the Exercise Price of the Warrants will, in view of the Law of 26 March 1999, be equal to the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during a period of thirty days before the date of the extraordinary general meeting (as defined below), as indicated in a letter which will be sent to the Selected Participants after the date of the extraordinary general meeting, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days before the Date of the Offer, or (b) the final closing rate before the Date of the Offer, as to be determined in the Offer.

With regard to the remaining Warrants, in view of the Law of 26 March 1999 (and, as the case may be, for the consultants whose identity was published in accordance with Article 598 BCC, in view of Article 598 BBC), the Exercise Price of Warrants will be (at least) equal to the average closing rate of the share during a period of thirty days before the Date of the Offer, as to be determined in the Offer.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (640,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 43,658,611 common shares) and warrantholders (currently warrants giving right to an aggregate of 2,386,909 shares) amounts to, on a non-diluted basis (i.e. without taking into account the impact on the existing warrantholders), as well as on a fully diluted basis, as set out in the table hereunder:

	% in relation to the existing shares (= on a non-diluted basis)	% on a fully diluted basis
640,000 Warrants to be issued	1.47	1.37

Ablynx NV has an aggregate of 3,579,600 outstanding warrants, 2,385,382 warrants of which entitle their holders to an aggregate of 1,192,691 shares (two warrants giving right to subscribe for one share) and 1,194,218 warrants of which entitle their holders to an aggregate of 1,194,218 shares (one warrant giving right to subscribe for one share). The aggregate number of voting rights that can be obtained upon exercise of the outstanding warrants amounts to 2,386,909.

The total number of outstanding Warrants currently amounts to 5.18% of the total amount of outstanding shares (on a fully diluted base).

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

The board of directors is of the opinion that the percentage of outstanding Warrants (also after the proposed issue) is not unusual compared to companies similar to the Company, in the same sector.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent trait of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company associated with the issue of the Warrants, and even desirable, given the purpose of the issue of the Warrants, as set out in Section 1 of this report.

The net intrinsic value of the existing shares on the date of the draft annual accounts of the Company that was approved by the board of directors and that prior to the issue of warrants, will be submitted for approval to the general meeting of the Company amounted to [EUR] per (at that time existing) share (and € 3.87 per (at that time existing) share. Based on the current stock price of the share of the Company, the Board expects that the exercise price of the Warrants will be substantially higher than the net intrinsic value.

The costs with respect to the services, performed in consideration for the grant of these warrants will under IFRS be booked as a cost in the consolidated accounts of the Company. The aggregate amount of these costs will be spread out over the vesting period and determined on the basis of the actual value of the warrants on the date of the grant by applying the Black & Scholesmodel. As the Company has suffered losses over the past couple of years and as it can be expected that this will also be the case in 2011, the booking of these costs has no impact on the profit per share as this is already negative, nor does it have an impact on the equity.

5.	Issue and exercise conditions

5.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

5.2	Offer of, subscription for, and vesting of the Warrants

5.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants, save for the CSO and the VP Technology who are still to be recruited, will occur on the basis of a decision of the proxyholder appointed by the meeting of the Board, who shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Offer of the Warrants to the CSO and the VP Technology who are still to be recruited, will occur on the recruitment of, or within a reasonable period after the recruitment of, the CSO or the VP Technology, respectively, by the Company, on the basis of a decision of the Proxyholder of the General Meeting who will determine how much warrants will be offered to him/her, on the basis of a recommendation by the Remuneration Committee of the Company, The Selected Participants will be informed in writing by the proxyholder of the Offer that will set out the number of Warrants that is offered to the relevant Selected

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Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3	Subscription period

Each Selected Participant associated with the Company by way of Employment Agreement, with the exception of Mr. Frank Landolt and Mr. Guido Gielen, must inform the Company within a period of seventy-five (75) calendar days as of the Date of the Offer by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her.

Each Selected Participant associated with the Company by way of Consultancy Agreement, as well as Mr. Frank Landolt and Mr. Guido Gielen (each associated with the Company by way of Employment Agreement) (ie all persons entitled to be present at meetings of the Executive Committee), must inform the Company within a period of seventy-five (75) calendar days as of the Date of the Offer by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her.

The acceptance regarding both issues may relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60) or seventy-five (75) calendar days, respectively, as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) or seventy-five (75) calendar days, respectively, and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

5.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) or seventy-five (75) calendar days, respectively, referred to above, the proxyholder will within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3,7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the meeting of the Board to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an Employee, Consultant or Director at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

Upon the End of the Employment or Consultancy Agreement or the Director Mandate of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

5.3.3	Exercise Price

The Exercise Price (as determined above in Article 3 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4	Term of the Warrant

The term of the Warrants under the Employees SOP shall be seven years as of the decision to issue the Warrants.

The term of the Warrants under the Consultants SOP shall be seven years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”). The first fifteen days of the last possible full quarter within the term of the Warrants constitutes the last Exercise period. However, in case such period would fall within a “closed period” or a “prohibited period” as defined in the Company’s Dealing Code (but, in respect of the “prohibited periods”, only such prohibited periods as indicated under (currently) IV.E.(a) and (b) of the Dealing Code), the relevant exercise period will be extended until after the end of such “closed period” or “prohibited period” with such number of days as it was prohibited to deal during the initial 15-day period pursuant to the Dealing Code. The first fifteen days of the last possible full quarter within the term of the warrants constitutes (extended, as the case may be, in accordance with the above, provided that such extension can never exceed the term of the Warrants) the last Exercise Period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, Consultancy Agreement or the Director Mandate

(i)	End of the Employment Agreement, Consultancy Agreement or the Director Mandate for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978); (ii) the Consultancy Agreement because of breach of contract; or (iii) the Director Mandate for serious cause (“zwaarwichtige reden”), on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(ii)	End of the Employment Agreement, Consultancy Agreement or the Director Mandate for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement, Consultancy Agreement or the Director Mandate of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period,

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be done in writing,

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law, will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, Consultancy Agreement or the Director Mandate of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value,

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(i)	liquidation of the Company;

(ii)	sale of all or substantially all of the assets of the Company;

(iii)	a public tender offer being launched on the Company’s shares.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder, in case the event under (i) or (ii) occurs, as described above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8	Nontransferability of the Warrants

The Warrants are not transferable except: in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled, Upon exercise of a Warrant, no fractions of common shares will be issued.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(i)	- the Board of Directors has received a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

– the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are completed; and

(ii)	the Board of Directors has received full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(iii)	the Board of Directors, in case the Warrants are exercised by a person or persons other than the Selected Participant, has received adequate evidence of the right of this person or these persons to exercise the Warrant; and

(iv)	the Board of Directors has received declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders.

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they

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(could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or the proxyholder will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 29 March 2011

On his own behalf, as well as on behalf of the members of the Board represented by him as special proxyholder

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

[UNOFFICIAL]

/s/ Edwin Moses
Edwin Moses Chairman

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ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING (I) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND (II) THE ISSUE

OF WARRANTS FOR THE BENEFIT OF CERTAIN CONSULTANTS

The board of directors of the Company (the “Board”) has the intention, using the power of the authorized capital granted to it on April 29, 2010, as set out in article 6 of the Articles of Association, to issue a maximum of eight hundred sixty thousand warrants, of which (i) five hundred and five thousand (505,000) warrants for the benefit of certain employees (hereafter, the “Employees SOP”), free of charge, and (ii) a maximum of three hundred fifty five thousand (355,000) warrants for the benefit of certain consultants (hereafter the “Consultants SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as defined below in Article 3 of this report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Article 596 BCC and Article 598 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of certain employees and consultants of the Company (and mainly for the benefit of the employees), in particular in respect of the issue price and the financial impact of the transaction for the shareholders, and in which in accordance with Article 598 BCC, the identity of the beneficiaries under the Consultants SOP (insofar as they are ‘certain persons’ within the meaning of article 598 BBC) is indicated.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for both issues of Warrants. Furthermore, for the purpose of completeness of this report, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the Company of the issue of the Warrants, (what is also described in the report of the Board in accordance with article 596 and 598 BCC).

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

The issues of the Warrants aims to achieve the following purposes:

a.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

b.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

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c.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Offer	the date on which the Proxyholder of the Board of Directors offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement or the Consultancy Agreement	the effective date of the termination, for any or no reason, of the Employment Agreement or the Consultancy Agreement between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement or a (possibly new) Consultancy Agreement with the Company or an Affiliated Company;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon exercise of a Warrant, as set out herein;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Proxyholder of the Board of Directors	The person to whom the Board of Directors of the Company grants power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of warrants that will be offered to each of the Selected Participants and to proceed to all acts which are necessary or useful regarding the offer of the warrants and to realize the issue of warrants. The

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Proxyholder of the Board of Directors shall be a director who himself is no Selected Participant.

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

the person to whom Warrants will be offered by the Proxyholder of the Board of Director.

The Selected Participants under the Employees SOP are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom by the Proxyholder of the Board of Directors the Warrants will be offered.

The Selected Participants under the Consultants SOP are the following persons who will be associated with the Company by way of Consultancy Agreement and of which the identity is set out in accordance with article 598 BCC;

•  Edwin Moses, Chief Executive Officer;

•  Eva-Lotta Allan, Chief Business Officer;

•  Josi Holz, Chief Medical Officer;

•  NV Woconsult, Chief Financial Officer, or its permanent representative Wim Ottevaere.

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/vente a terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

In view of the Law of March 26, 1999 and, for the consultants whose identity is published in accordance with article 598 BCC, in view of article 598 BCC, the Exercise Price of the Warrants will be (at least) equal to the average closing rate of the share during a period of thirty days before the Date of the Offer, as to be determined in the Offer.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (860,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms

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of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 43,704,895 common shares) and warrantholders (currently warrants which entitle to an aggregate of 2,686,953 shares), on non-diluted (i.e. without taking into account the impact on the existing warrantholders) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on non-diluted basis)	% on fully diluted basis
860,000 warrants to be issued	1.93	1.82

Ablynx NV has an aggregate of 3,833,360 outstanding warrants, 2,292,814 warrants of which entitle the holder thereof to an aggregate of 1,146,407 shares (whereby two warrants give right to subscribe for one share) and 1,540,546 warrants of which entitle the holder thereof to an aggregate of 1,540,546 shares (whereby one warrant gives right to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 2,686,953.

The total number of outstanding warrants currently amounts to 6.15% of the total number of outstanding shares (on fully diluted basis).

The Board of Directors believes that the percentage of outstanding warrants (also after the proposed issue) is not unusual compared with similar companies in the same sector.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent trait of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company associated with the issue of the Warrants and even is desirable, taking into account the purpose of the issue of Warrants, as set out in article 1 of this report.

The net intrinsic value of the existing shares on the date of the annual account of the Company ending on December 31, 2010 amounted to EUR 3.86 per (on that moment existing) share. On the basis of the current stock price of a share of the Company, the Board expects that the exercise price of the Warrants shall come close to that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share on that moment). However, on the basis of the current share price, the exercise price shall largely exceed the fractional value of the share as included in that annual account ( EUR 1,87).

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Since the Company has suffered losses over the last years and it is expected that this will also be the case in 2012, the booking of these costs has no real impact on the profit per share since this is already negative and nor does it have an impact on the equity.

5.	Issue and exercise conditions

5.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

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5.2	Offer of, subscription for, and vesting of the Warrants

5.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the day of the decision of the Board of Directors to issue, on the basis of a decision of the Proxyholder of the Board of Directors, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by the proxyholder of the Offer that will set out the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3	Subscription period

Each Selected Participant associated with the Company by way of Employment Agreement, has an acceptance period, which upon choice of the Proxyholder of the Board of Directors, for each individual beneficiary shall amount to sixty (60) calendar days or seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by the Proxyholder of the Board of Directors for each individual beneficiary in writing in the notice of the offer which is done by the Proxyholder of the Board of Directors to the beneficiary in accordance with article 5.2.2.

The acceptance may in regard to both issues, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy five (75) calendar days and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

5.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) respectively seventy five (75) calendar days referred to above, the proxyholder will within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with

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25% of the Warrants vesting on the first anniversary of the decision in principle of the meeting of the Board to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an Employee or Consultant at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth, as the case may be, of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment or Consultancy Agreement of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

5.3.3	Exercise Price

The Exercise Price (as determined above in article 3 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4	Term of the Warrant

The term of the Warrants under the Employees SOP shall be seven years as of the decision to issue the Warrants.

The term of the Warrants under the Consultants SOP shall be five years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

However, in case such exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing

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Code, the relevant exercise period will be extended until after the end of such “closed period” or “prohibited period” and with such number of days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last possible full quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement or the Consultancy Agreement

(A)	End of the Employment Agreement or the Consultancy Agreement for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(B)	End of the Employment Agreement or the Consultancy Agreement for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement or the Consultancy Agreement of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

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A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement or the Consultancy Agreement of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

(C)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8	Non-transferability of the Warrants

The Warrants are not transferable except: in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

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The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	- the Board of Directors receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(B)	the Board of Directors receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	the Board of Directors receives in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	the Board of Directors receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders.

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital

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decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or the proxyholder will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, February 1, 2012

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For the Board,

/s/ Jim Van heusden
Jim Van heusden, Director,

on his own behalf, as well as on behalf of the members of the Board represented by him as special proxyholder

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ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING (I) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND (II) THE ISSUE OF

WARRANTS FOR THE BENEFIT OF CERTAIN CONSULTANTS

The board of directors of the Company (the “Board”) has the intention, using the power of the authorized capital (including, in accordance with article 605 Belgian Company Code, the explicit authorization to issue warrants and the preferential right of the shareholders being limited or excluded) granted to it on April 29, 2010, as set out in article 6 of the Articles of Association, to issue a maximum of four hundred sixty-seven thousand five hundred (467,500) warrants, of which (i) two hundred ninety-five thousand (295,000) warrants for the benefit of certain employees (hereafter, the “Employees SOP”), free of charge, and (ii) a maximum of one hundred seventy-two thousand five hundred (172,500) warrants for the benefit of certain consultants (hereafter the “Consultants SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as defined below in Article 3 of this report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Article 596 BCC and Article 598 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of certain employees and certain consultants of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders, and in which in accordance with Article 598 BCC, the identity of the beneficiaries under the Consultants SOP (insofar as they are ‘certain persons’ within the meaning of article 598 BBC) is indicated.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for both issues of Warrants. Furthermore, for the purpose of completeness of this report, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the Company of the issue of the Warrants, (what is also described in the report of the Board in accordance with article 596 and 598 BCC).

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

The issues of the Warrants aims to achieve the following purposes:

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a.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

b.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

c.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The day of the decision of the Board of Directors to issue;

Date of the Offer	the date on which the Proxyholder of the Board of Directors offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	the effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a {possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

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ESOP account	The securities account taken out with KBC Bank NV, as referred to in article 5.2.3;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon exercise of a Warrant, as set out herein;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Proxyholder of the Board of Directors	The person to whom the Board of Directors of the Company grants power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of warrants that will be offered to each of the Selected Participants and to proceed to all acts which are necessary or useful regarding the offer of the warrants and to realize the issue of warrants. The Proxyholder of the Board of Directors shall be a director who himself is no Selected Participant.

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

the person to whom Warrants will be offered by the Proxyholder of the Board of Director.

The Selected Participants under the Employees SOP are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom by the Proxyholder of the Board of Directors the Warrants will be offered.

The Selected Participants under the Consultants SOP are the following persons who will be associated with the Company by way of Consultancy Agreement and of which the identity is set out in accordance with article 598 BCC;

• Edwin Moses, Chief Executive Officer;

• Eva-Lotta Allan, Chief Business Officer;

• Josi Holz, Chief Medical Officer;

• NV Woconsult, Chief Financial Officer, or its permanent representative Wim Ottevaere.

• Andreas Menrad, Chief Scientific Officer

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/verite à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

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Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

3.1	Price determination for Employees SOP

In view of the law of March 26, 1999, the Exercise Price of the Warrants will equal the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days before the Date of the Offer, or (b) the last closing rate prior to the Date of the Offer, as to be determined in the Offer.

3.2	Price determination for Consultants SOP

In view of the law of March 26, 1999 and article 598 BCC, the Exercise Price of the Warrants will equal the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during the period of thirty days preceding the Date of the Decision, as mentioned in a letter to be sent to the Selected Participants subsequently to the Date of the Decision, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

For clarity’s sake, it is specified that if the Date of the Offer and the Date of the Decision coincide, the Exercise Price of the Warrants at least equals the average closing rate of the share on Euronext Brussels during of period of thirty days preceding this date.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (467,500 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 43,779,197 common shares) and warrantholders (currently warrants which entitle to an aggregate of 3,423,695 shares), on non-diluted (i.e. without taking into account the impact on the existing warrantholders) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on non-diluted basis)	% on fully diluted basis
467,500 warrants to be issued	1.07%	0.99%

Ablynx NV has an aggregate of 4,545,945 outstanding warrants, 2,244,500 warrants of which entitle the holder thereof to an aggregate of 1,122,250 shares (whereby two warrants give right to subscribe for one share) and 2,301,445 warrants of which entitle the holder thereof to an aggregate of 2,301,445 shares (whereby one warrant gives right to subscribe for one share). The total number

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of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 3,423,695.

The total number of outstanding warrants currently amounts to 7.25% of the total number of outstanding shares (on fully diluted basis) (i.e. 47,202,892 shares).

The Board of Directors believes that the percentage of outstanding warrants (also after the proposed issue) is not unusual compared with similar companies in the same sector.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent trait of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company associated with the issue of the Warrants and even is desirable, taking into account the purpose of the issue of Warrants, as set out in article 1 of this report.

The net intrinsic value of the existing shares on the date of the annual account of the Company ending on December 31, 2011 amounted to EUR 3.35 per (on that moment existing) share. On the basis of the current stock price of a share of the Company, the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share on that moment). However, on the basis of the current share price, the exercise price shall largely exceed the fractional value of the share as included in that annual account (EUR 1.87).

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Since the Company has suffered losses over the last years and it is expected that this will also be the case in 2013, the booking of these costs has no real impact on the profit per share since this is already negative and nor does it have an impact on the equity.

5.	Issue and exercise conditions

5.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

5.2	0ffer of, subscription for, and vesting of the Warrants

5.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

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The Offer of the Warrants to the Selected Participants will occur on the day of the decision of the Board of Directors to issue, or as desired by the Proxyholder of the Board of Directors, on a later date, and always on the basis of a decision of the Proxyholder of the Board of Directors, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by the proxyholder of the Board of Directors that will set out the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3	Subscription period

Each Selected Participant associated with the Company by way of Employment Agreement, has an acceptance period, which upon choice of the Proxyholder of the Board of Directors, for each individual beneficiary shall amount to sixty (60) calendar days or seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by the Proxyholder of the Board of Directors for each individual beneficiary in writing in the notice of the offer which is done by the Proxyholder of the Board of Directors to the beneficiary in accordance with article 5.2.2.

The acceptance may in regard to both issues, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy five (75) calendar days and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

In order to validly accept the Offer, the Warrantholder will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrantholder, if he/she does not yet have such an account. If the Warrantholder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

5.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) respectively seventy five (75) calendar days referred to above, the proxyholder will within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year

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period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the meeting of the Board to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an Employee or Consultant at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth, as the case may be, of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment or Consultancy Agreement of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

5.3.3	Exercise Price

The Exercise Price (as determined above in article 3 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4	Term of the Warrant

The term of the Warrants under the Employees SOP as well as the Consultants SOP shall be seven years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

However, in case such exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of

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the Dealing Code, the relevant exercise period will be extended until after the end of such “closed period” or “prohibited period” and with such number of days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last possible full quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(A)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(B)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

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Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

(C)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8	Non-transferability of the Warrants

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The Warrants are not transferable except: in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	- the Board of Directors receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

-the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(B)	the Board of Directors receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	the Board of Directors receives in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

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(D)	the Board of Directors receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders.

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

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5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or the proxyholder will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 29 January 2013

For the Board,

/s/ Remi Vermeiren

Remi Vermeiren, Director,

on his own behalf, as well as on behalf of the members of the Board represented by him as special proxyholder

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Ablynx NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING (I) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND (II) THE ISSUE

OF WARRANTS FOR THE BENEFIT OF CERTAIN CONSULTANTS AND DIRECTORS

The board of directors of the Company (the “Board”) proposes to issue a maximum of six hundred and twenty thousand (620,000) warrants, of which (i) fifty thousand (50,000) warrants for the benefit of certain employees (hereafter, the “Employees SOP”), free of charge, and (ii) a maximum of five hundred and seventy thousand (570,000) warrants for the benefit of certain consultants and directors (hereafter the “CD SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as defined below in Article 3 of this report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Article 596 BCC and Article 598 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of certain employees and certain consultants and directors of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders, and in which in accordance with Article 598 BCC, the identity of the beneficiaries under the CD SOP (insofar as they are ‘certain persons’ within the meaning of article 598 BBC) is indicated.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for both issues of Warrants. Furthermore, for the purpose of completeness of this report, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the Company of the issue of the Warrants, (what is also described in the report of the Board in accordance with article 596 and 598 BCC).

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

The issues of the Warrants aims to achieve the following purposes:

i.	creating a long-term incentive for the selected employees, consultants and directors, who are able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

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iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The day of the decision of the Board of Directors to issue;

Date of the Offer	the date on which the Proxyholder of the Board of Directors offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	the effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

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ESOP account	The securities account taken out with KBC Bank NV, as referred to in article 5.2.3;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon exercise of a Warrant, as set out herein;

General Meeting	The general meeting of shareholders of the company;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Proxyholder of the Board of Directors	The person to whom the Board of Directors of the Company grants power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of warrants that will be offered to each of the Selected Participants and to proceed to all acts which are necessary or useful regarding the offer of the warrants and to realize the issue of warrants. The Proxyholder of the Board of Directors shall be a director who himself is no Selected Participant.

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

the person to whom Warrants will be offered by the Proxyholder of the Board of Director.

The Selected Participants under the Employees SOP are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom by the Proxyholder of the Board of Directors the Warrants will be offered.

The Selected Participants under the CD SOP are the following persons who will be associated with the Company by way of Consultancy Agreement or a Director’s appointment and of which the identity is set out in accordance with article 598 BCC;

•    Kim Simonsen, Excom member

•    Dominique Tersago, Excom member

In addition, warrants will be offered under the CD SOP to the following category of persons (other than “certain persons” in accordance with the sense of article 596 BCC):

•    Members of the Executive Committee to be appointed;

•    Other employees to be appointed, who at the time of the Offer will be associated with the Company by way of a Consultancy Agreement or Director’s appointment.

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

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Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/vente à terme”) or pledging of Securities or the granting of a right of usufruct (‘vruchtgebruik/usufruit) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/”transfert universel’) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

3.1	Price determination for Employees SOP

In view of the law of March 26, 1999, the Exercise Price of the Warrants will equal the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days before the Date of the Offer, or (b) the last closing rate prior to the Date of the Offer, as to be determined in the Offer.

3.2	Price determination for CD SOP

In view of the law of March 26, 1999 and article 598 BCC, the Exercise Price of the Warrants will equal the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during the period of thirty days preceding the Date of the Decision, as mentioned in a letter to be sent to the Selected Participants subsequently to the Date of the Decision, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

For clarity’s sake, it is specified that if the Date of the Offer and the Date of the Decision coincide, the Exercise Price of the Warrants at least equals the average closing rate of the share on Euronext Brussels during of period of thirty days preceding this date.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (620,000), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 48,528,202 common shares) and warrantholders (currently warrants which entitle to an aggregate of 3,429,535 shares), on non-diluted (i.e. without taking into account the impact on the existing warrantholders) as well as on fully diluted basis, as set out in the table hereunder.

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	% in relation to the existing shares (=on non-diluted basis)	% on fully diluted basis
620,000 warrants to be issued	1.28%	1.18%

Ablynx NV has an aggregate of 4,245,885 outstanding warrants, 1,632,700 warrants of which entitle the holder thereof to an aggregate of 816,350 shares (whereby two warrants give right to subscribe for one share) and 2,613,185 warrants of which entitle the holder thereof to an aggregate of 2,613,185 shares (whereby one warrant gives right to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 3,429,535.

The total number of outstanding warrants currently amounts to 6.60% of the total number of outstanding shares (on fully diluted basis) (i.e. 51,577,737 shares).

The Board of Directors believes that the percentage of outstanding warrants (also after the proposed issue) is not unusual compared with similar companies in the same sector.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent trait of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company associated with the issue of the Warrants and even is desirable, taking into account the purpose of the issue of Warrants, as set out in article 1 of this report.

The net intrinsic value of the existing shares on the date of the annual account of the Company ending on December 31, 2012 amounted to EUR 3,04 per (on that moment existing) share. On the basis of the current stock price of a share of the Company, the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share on that moment). However, on the basis of the current share price, the exercise price shall largely exceed the fractional value of the share as included in that annual account (EUR 1.87).

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Since the Company has suffered losses over the last years and it is expected that this will also be the case in 2013, the booking of these costs has no real impact on the profit per share since this is already negative and nor does it have an impact on the equity.

5.	Issue and exercise conditions

5.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

5.2	Offer of, subscription for, and vesting of the Warrants

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5.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the day of the decision of the Board of Directors to issue, or as desired by the Proxyholder of the Board of Directors, on a later date, and always on the basis of a decision of the Proxyholder of the Board of Directors, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by the proxyholder of the the Board of Directors that will set out the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3	Subscription period

Each Selected Participant associated with the Company by way of Employment Agreement, has an acceptance period, which upon choice of the Proxyholder of the Board of Directors, for each individual beneficiary shall amount to sixty (60) calendar days or seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by the Proxyholder of the Board of Directors for each individual beneficiary in writing in the notice of the offer which is done by the Proxyholder of the Board of Directors to the beneficiary in accordance with article 5.2.2.

The acceptance may in regard to both issues, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy five (75) calendar days and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

In order to validly accept the Offer, the Warrantholder will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrantholder, if he/she does not yet have such an account. If the Warrantholder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

5.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) respectively seventy five (75) calendar days referred to above, the proxyholder will within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

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5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the meeting of the Board to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an Employee or Consultant at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth, as the case may be, of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment or Consultancy Agreement of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

5.3.3	Exercise Price

The Exercise Price (as determined above in article 3 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4	Term of the Warrant

The term of the Warrants under the Employees SOP as well as the CD SOP shall be seven years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

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However, in case such exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code, the relevant exercise period will be extended until after the end of such “closed period” or “prohibited period” and with such number of days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last possible full quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(A)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(B)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and

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conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

(C)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8	Non-transferability of the Warrants

The Warrants are not transferable except: in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

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The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	- the Board of Directors receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(B)	the Board of Directors receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	the Board of Directors receives in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	the Board of Directors receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders.

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5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or the proxyholder will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

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Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 10 June 2013

For the Board,

/s/ Edwin Moses
Edwin Moses, Chairman on his own behalf, as well as on behalf of the members of the Board represented by him as special proxyholder

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

ABLYNX NV

Limited Liability Company (‘Naamloze Vennootschap’)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING THE ISSUE OF WARRANTS FOR THE BENEFIT OF A CERTAIN DIRECTOR

The board of directors of the Company (the “Board”) proposes to issue a maximum of fifty thousand (50,000) warrants for the benefit of a certain director (hereafter the “Director SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as defined below in Article 3 of this report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Article 596 BCC and Article 598 BCC of same date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of a certain director of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders, and in which in accordance with Article 598 BCC, the identity of the beneficiaries under the Director SOP is indicated.

In this report, the Board, in accordance with Article 583 BCC, describes the purpose and justification for the issue of Warrants. Furthermore, for the purpose of completeness of this report, the Board also describes the exercise price and financial impact for the existing shareholders and warrantholders of the Company of the issue of the Warrants, (which is also described in the report of the Board in accordance with Article 596 and 598 BCC).

The capitalized words in this report are defined in Section 2.

1.	Justification for the issue of the Warrants

With the issues of Warrants the Board aims to achieve the following purposes:

i.	creating a long-term incentive for the Selected Participant, who is able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

iii.	creating a common interest between the Selected Participant on the one hand and the shareholders of the Company on the other, focused on an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

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original Dutch version, the latter shall prevail.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 of the Belgian Company Code;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The day of the decision of the General Meeting to issue the Warrants;

Date of the Offer	the date on which the Proxyholder of the General Meeting offers the Warrants to the Selected Participant in accordance with the second paragraph of Article 5.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	the effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

ESOP account	The securities account taken out with KBC Bank NV, as referred to in Article 5.2.3;

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Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon the exercise of a Warrant, as set out herein;

General Meeting	The general meeting of shareholders of the Company;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Proxyholder of the General Meeting	The person to whom the General Meeting grants a power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of warrants that will be offered to the Selected Participant and to proceed to all acts which are necessary or useful regarding the offer of the warrants and to realize the issue of warrants. The Proxyholder of the General Meeting shall be a director who himself is no Selected Participant.

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

The Selected Participant under the Directors SOP is the following person who will be associated with the Company by way of a Director’s appointment and of which the identity is set out in accordance with Article 598 BCC;

• Peter Fellner

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijn/vente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging” / “transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

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original Dutch version, the latter shall prevail.

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

Price determination for Directors SOP

In view of the law of 26 March 1999 and Article 598 BCC, the Exercise Price of the Warrants will equal the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during the period of thirty days preceding the Date of the Decision, as mentioned in a letter to be sent to the Selected Participant subsequently to the Date of the Decision, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

For clarity’s sake, it is specified that if the Date of the Offer and the Date of the Decision coincide, the Exercise Price of the Warrants at least equals the average closing rate of the share on Euronext Brussels during of period of thirty days preceding this date.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (50,000), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 48,802,115 common shares) and warrantholders (currently warrants which entitle to an aggregate of 2,742,351 shares), on non-diluted (i.e. without taking into account the impact on the existing warrantholders) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on non-diluted basis)	% on fully diluted basis
50,000 warrants to be issued	0.10%	0.10%

Ablynx NV has an aggregate of 3,374,788 outstanding warrants, 1,264,874 warrants of which entitle the holder thereof to an aggregate of 632,437 shares (where two warrants entitle to subscribe for one share) and 2,109,914 warrants entitling the holder thereof to an aggregate of 2,109,914 shares (where one warrant entitles to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 2,742,351.

The total number of outstanding warrants currently amounts to 5.32% of the total number of outstanding shares (on fully diluted basis) (i.e. 51,544,466 shares).

The Board believes that the percentage of outstanding warrants (also after the proposed issue) is not unusual compared with similar companies in the same sector.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent characteristic of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company linked to the issue of the Warrants and even is desirable, taking into account the purpose of the issue of Warrants, as set out in Article 1 of this report.

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original Dutch version, the latter shall prevail.

The net intrinsic value of the existing shares on the date of the annual accounts of the Company ending on 31 December 2012 amounted to EUR 3.04 per share. On the basis of the current stock price of the Company, the Board expects that the exercise price of the Warrants shall exceed the net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share at that time). However, on the basis of the current share price, the exercise price shall largely exceed the fractional value of the share as included in the annual accounts (EUR 1.87).

A number of simulations based on hypothetical issue prices are attached as Annex 1 to this report and indicate that, depending on the issue price, the exercise of the Warrants could lead to a decrease or increase of the net intrinsic value of the existing shares.

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model.

5.	Issue and exercise conditions

5.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

5.2	Offer of, subscription for, and vesting of the Warrants

5.2.1	Qualifying persons

The Warrants will be offered to the Selected Participant.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participant that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participant

The Offer of the Warrants to the Selected Participant will occur on the Date of the Decision to issue, or as desired by the Proxyholder of the General Meeting, on a later date, and always on the basis of a decision of the Proxyholder of the General Meeting, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to the Selected Participant.

The Selected Participant will be informed in writing by the proxyholder of the General Meeting that will set out the number of Warrants that is offered to the Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3	Subscription period

The Selected Participant has an acceptance period of seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her.

The acceptance may in regard to this issue, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

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Unofficial translation of a Dutch original. In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of seventy five (75) calendar days and no acceptance of Warrants will be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

In order to validly accept the Offer, the Warrantholder will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrantholder, if he/she does not yet have such an account. If the Warrantholder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

5.2.4	Granting of the Warrants

After the expiry of the period of seventy five (75) calendar days referred to above, the Proxyholder of the General Meeting shall within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participant.

5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to the Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a three year period, with one third of the Warrants being vesting on the first anniversary of the decision in principle of the General Meeting to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one thirty sixth, approximately 2.78%, of the aggregate number of Warrants that are granted to the Selected Participant vesting per month) and subject to the condition that this person continues to be a director of the Company or a Affiliated Company at the relevant vesting date.

The vesting always relates to whole Warrants. In case one third or one thirty sixth, as the case may be, of the aggregate number of Warrants granted to the Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Directors’ appointment of the Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

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Unofficial translation of a Dutch original. In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

5.3.3	Exercise Price

The Exercise Price (as determined above in Article 3 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s general meeting of shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4	Term of the Warrant

The term of the Warrants under the Directors SOP shall be five years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

However, in case such exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”), only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code, the relevant exercise period will be extended until after the end of such “closed period” or “prohibited period” and with such number of days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last possible full quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(i)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also

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original Dutch version, the latter shall prevail.

Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

The Warrants also lapse upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for reasons other than set out in the preceding paragraph, in case of noncompliance by the Selected Participant with clauses under the Employment Agreement, the Consultancy Agreement or the Director’s appointment, which contain obligations for the period after the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment and which obligations do not end together with the relevant agreement.

(ii) End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3.

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of the Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of the Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

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original Dutch version, the latter shall prevail.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(i)	liquidation of the Company;

(ii)	sale of all or substantially all of the assets of the Company;

(iii)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8	Non-transferability of the Warrants

The Warrants are not transferable except: in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2 The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

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original Dutch version, the latter shall prevail.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(i)	- the Board receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(ii)	the Board receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(iii)	the Board receives in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(iv)	the Board receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders.

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 of the BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

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original Dutch version, the latter shall prevail.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 of the BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 of the BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or the Proxyholder of the General Meeting will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 4 October 2013

For the Board,

/s/ Edwin Moses

Edwin Moses, Chairman

on his own behalf, as well as on behalf of the members of the Board represented by him as special proxyholder

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original Dutch version, the latter shall prevail.

Annex 1: simulation of the impact of hypothetical exercise prices of the future net intrinsic value per share.

Number of Shares 30/6	48.528.202
Exercise 07/2013	273.913

# Shares 31/8/2013	48.802.115
Equity 30/6	52.993.000
Number of Warrants 30/6	3.217.318
Lapsed 01/07-31/8	213.554
Exercise 07/2013	273.913
Offer 8/2013	12.500

# Warrants 31/8/2013	2.742.351

A. Current situation, before issuance of the new warrants – Basic

Equity in €
Amount represented by 1 share	1,09
Total	52.993 k

B. Situation before issuance of the new warrants—Fully Diluted

Equity in €
Amount represented by 1 share	1,29
Total	66.666 k

C. Situation after issuance of the new warrants with an exercise price of 8€

Number of warrants to be issued		50.000
Exercise Price	€8
	Equity in €
Amount represented by 1 share	1,30
Total	67.066 k

D. Situation after issuance of the new warrants with an exercise price of 9€

Number of warrants to be issued		50.000
Exercise Price	€9
	Equity in €
Amount represented by 1 share	1,30
Total	67.116 k

E. Situation after issuance of the new warrants with an exercise price of 10€

Number of warrants to be issued		50.000
Exercise Price	€10
	Equity in €
Amount represented by 1 share	1,30
Total	67.166 k

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS

IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”)

REGARDING (I) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND (II) THE ISSUE

OF WARRANTS FOR THE BENEFIT OF CERTAIN CONSULTANTS AND A STILL TO BE APPOINTED MEMBER OF

THE MANAGEMENT OF THE COMPANY

The board of directors of the Company (the “Board”) proposes to issue a maximum of seven hundred twenty-five thousand (725,000) warrants, of which (i) two hundred seventy-five thousand (275,000) warrants for the benefit of certain employees (hereafter, the “Employees SOP”), free of charge, and (ii) a maximum of four hundred fifty thousand (450,000) warrants for the benefit of certain consultants and a still to be appointed member of the management of the Company (hereafter the “Consultants SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as defined below in Article 3 of this report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Article 596 BCC and Article 598 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of certain employees and certain consultants of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders, and in which in accordance with Article 598 BCC, the identity of the beneficiaries under the Consultants SOP (insofar as they are ‘certain persons’ within the meaning of article 598 BBC) is indicated.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for both issues of Warrants. Furthermore, for the purpose of completeness of this report, the Board will also describe the exercise price and financial impact on the existing shareholders and warrantholders of the Company of the issue of the Warrants, (which is also described in the report of the Board in accordance with Article 596 and 598 BCC).

The capitalized words in this report are defined in Section 2 of this report.

1.	Justification for the issue of the Warrants

The Board aims to achieve the following purposes with the issues of the Warrants:

(A)	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

(B)	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

Unofficial translation of Dutch original

In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

(C)	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 BCC;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The day of the decision of the General Meeting to issue the Warrants;

Date of the Offer	the date on which the Proxyholder of the General Meeting offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements {or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	the effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a {possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

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ESOP account	The securities account taken out with KBC Bank NV, as referred to in Article 5.2.3;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon the exercise of a Warrant, as set out herein;

General Meeting	the general meeting of shareholders of the Company;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Proxyholder of the General Meeting	The person to whom the General Meeting grants a power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of warrants that will be offered to each of the Selected Participants and to proceed to all acts which are necessary or useful regarding the offer of the warrants and to realize the issue of warrants. The Proxyholder of the General Meeting shall be a director who himself is no Selected Participant.

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

the person to whom Warrants will be offered by the Proxyholder of the General Meeting.

The Selected Participants under the Employees SOP are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom by the Proxyholder of the General Meeting the Warrants will be offered.

The Selected Participants under the Consultants SOP are the following persons who will be associated with the Company by way of Consultancy Agreement and of which the identity is set out in accordance with Article 598 BCC;

Edwin Moses, Chief Executive Officer;

NV Woconsult, Chief Financial Officer, or its permanent representative Wim Ottevaere.

Kim Simonsen, Chief Operating Officer;

Dominique Tersago, Chief Medical Officer;

Antonin Rollet de Fougerolles, Chief Scientific Officer;

Guido Gielen, VP Human Resources; and

Frank Landolt, VP IP & Legal.

In addition, warrants will be offered under the Consultant SOP to the following category of persons (other than “certain persons” within the meaning of Article 596 BCC): a still to be appointed member of the management of the Company.

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the

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Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijnlvente á terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/”transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s Warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

3.1	Price determination for Employees SOP

In view of the law of March 26, 1999, the Exercise Price of the Warrants will equal the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate prior to the Date of the Offer, as to be determined in the Offer.

3.2	Price determination for Consultants SOP

In view of the law of March 26, 1999 and Article 598 BCC, the Exercise Price of the Warrants will equal the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during the period of thirty days preceding the Date of the Decision, as mentioned in a letter sent to the Selected Participants subsequently to the Date of the Decision, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

For clarity’s sake, it is specified that if the Date of the Offer and the Date of the Decision coincide, the Exercise Price of the Warrants shall at least equal the average closing rate of the share on Euronext Brussels during of period of thirty days preceding such date.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (725,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 48,998,229 common shares) and warrantholders (currently warrants which entitle to an aggregate of 2,836,204 shares), on a non-diluted (i.e. without taking into

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account the impact on the existing warrantholders) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on a non-diluted basis)	% on a fully diluted basis
725,000 warrants to be issued	1.48%	1.38%

Ablynx NV has an aggregate of 3,302,641 outstanding warrants, 932,874 warrants of which entitle the holder thereof to an aggregate of 466,437 shares (where two warrants entitle to subscribe for one share) and 2,369,767 warrants entitling the holder thereof to an aggregate of 2,369,767 shares (where one warrant entitles to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 2,836,204.

The total number of outstanding warrants currently amounts to 5.47% of the total number of outstanding shares (on fully diluted basis) (i.e. 51,834,433 shares).

The Board believes that the percentage of outstanding warrants (also after the proposed issue) is not unusual compared with similar companies in the same sector.

The issue of the Warrants may in addition cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent characteristic of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company linked to the issue of the Warrants and even is desirable, taking into account the purpose of the issue of Warrants, as set out in Article 1 of this report.

The net intrinsic value of the existing shares on the date of the annual accounts of the Company ending on 30 June 2013 amounted to EUR 2.80 per (at that time existing) share. On the basis of the current stock price of the Company, the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share at that time). However, based on the current price per share, the exercise price shall largely exceed the fractional value of the share as included in the annual accounts (EUR 1.87).

A number of simulations based on the hypothetical exercise prices is attached to this report as Annex 1 and demonstrates that, depending on the exercise price, the exercise of Warrants could lead to a decrease or an increase of the net intrinsic value of the existing shares.

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model.

5.	Issue and exercise conditions

5.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

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5.2	Offer of subscription for, and vesting of the Warrants

5.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the Date of the Decision to issue, or as desired by the Proxyholder of the General Meeting, on a later date, and always based on a decision of the Proxyholder of the General Meeting, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by the proxyholder of the General Meeting mentioning the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3	Subscription period

Each Selected Participant associated with the Company by way of Employment Agreement, has an acceptance period, which upon choice of the Proxyholder of the General Meeting, for each individual beneficiary shall amount to sixty (60) calendar days or seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by the Proxyholder of the General Meeting for each individual beneficiary in writing in the notice of the offer made by the Proxyholder of the General Meeting to the beneficiary in accordance with Article 5.2.2

The acceptance may in regard to both issues, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy five (75) calendar days and no acceptance of Warrants shall be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

In order to validly accept the Offer, the Warrantholder will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrantholder, if he/she does not yet have such an account. If the Warrantholder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

5.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) respectively seventy five (75) calendar days referred to above, the Proxyholder of the General Meeting shall within a reasonable period of time proceed to the

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recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to a Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the General Meeting to issue the Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to a Selected Participant vesting per month) and subject to the condition that this person continues to be an employee or consultant of the Company or an Affiliated Company at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth, as the case may be, of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment or Consultancy Agreement of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

5.3.3	Exercise Price

The Exercise Price (as determined above in Article 3 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s general meeting of shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4	Term of the Warrant

The term of the Warrants under the Employees SOP shall be seven years as of the decision to issue the Warrants.

The term of the Warrants under the Consultant SOP shall be five years as of the decision to issue the warrants.

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5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

However, in case such exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code, the relevant exercise period will be extended until after the end of such “closed period” or “prohibited period” and with such number of days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last possible full quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period.

The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7,

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

a.	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of; (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

The Warrants also lapse upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for reasons other than set out in the preceding paragraph, in case of noncompliance by the Selected Participant with clauses under the Employment Agreement, the Consultancy Agreement or the Director’s appointment, which contain obligations for the period after the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment and which obligations do not end together with the relevant agreement.

b.	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 5.3.6.1(1), 5.3.6.2 and 5.3.6.3

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Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1 (i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

a.	liquidation of the Company;

b.	sale of all or substantially all of the assets of the Company;

c.	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

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The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8	Nontransferability of the Warrants

The Warrants are not transferable except: in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

5.3.9	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares,

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

a.	- the Board receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

b.	the Board receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

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c.	the Board receives in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

d.	the Board receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 BCC provides that: “in the event of a capita! increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

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5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or the Proxyholder of the General Meeting will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 26 February 2014

For the Board,

/s/ Edwin Moses

Edwin Moses CEO

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Annex 1: simulations of the impact of hypothetical exercise prices on the future net intrinsic value per share

Simulation impact intrinsic value

Number of shares	31/12/2013	48.992.646
Exercise	jan/14	5.583
# Shares	31/01/2014	48.998.229
Equity	31/12/2013	46.189.000
Number of warrants	31/12/2013	2.845.098
Granted	jan/14	72.062
Lapsed	jan/14	75.373
Exercise	jan/14	5.583
# Warrants	31/01/2014	2.836.204

A. Current situation, before issuance of the new warrants -Basic
		Equity in €
Amount represented by 1 share		0,94
Total		46.189.000

B. Situation before issuance of the new warrants—Fully Diluted
		Equity in	€
Amount represented by 1 share		1,18
Total		61.302.820,36

C. Situation after issuance of the new warrants with an exercise price of €8		—
number of warrants to be issued		725,000,00
exercise price	€8
		Equity in €
Amount represented by 1 share		1,28
Total		67.102.820,36
D. Situation after issuance of the new warrants with an exercise price of €9		—
number of warrants to be issued		725.000,00
exercise price	€9
		Equity in €
Amount represented by 1 share		1,29
Total		67.827.820,36
E. Situation after issuance of the new warrants with an exercise price of €10		—
number of warrants to be issued		725.000,00
exercise price	€10
		Equity in €
Amount represented by 1 share		1,30
Total		68.552.820.36

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original Dutch version, the latter shall prevail.

ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”) REGARDING (I) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES, (II) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN MEMBERS OF THE MANAGEMENT OF THE COMPANY AND (III) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN DIRECTORS.

The board of directors of the Company (the “Board”) proposes to issue a maximum of eight hundred seventy thousand (870,000) warrants, of which (i) a maximum of four hundred fifty thousand (450,000) warrants for the benefit of certain employees (hereafter, the “Employees SOP”), free of charge, and (ii) a maximum of four hundred thousand (400,000) warrants for the benefit of certain members of the management of the Company (hereafter the “Consultants SOP”) and (iii) a maximum of twenty thousand (20,000) warrants for the benefit of certain directors of the Company (hereafter the “Directors SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as defined below in Article 3 of this report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to previous proposals to issue a maximum of 210,000 warrants1 and a maximum of 610,000 warrants for the benefit of certain employees, certain members of the management of the Company and certain directors of the Company which have been submitted to the extraordinary general shareholders meetings of 22 December 2014 and 8 January 2015 in respect of the issue of a maximum of 210,000 warrants (which was rejected) and to the extraordinary general shareholders meeting of 19 January 2015 with respect to the issue of a maximum of 610,000 warrants (which did not reach the required quorum, but where the Board, based on the received proxy’s, expects that such proposed issue will also be rejected on a second extraordinary general shareholders meeting and on which basis such second extraordinary general shareholders meeting shall not be convened).

In light of the remuneration policy of the Company and the necessity to attract and retain experienced and high qualified personnel by way of an attractive remuneration package, of which equity based incentives form an important part, the Board believes that the proposed issues of warrants are essential for the success of the Company. Moreover, the Board has found that the attitude of certain shareholders is significantly determined of the categories of beneficiaries (employees, consultants and directors).

In order to offer a maximum of flexibility to the general meeting, the Board has decided to offer the possibility to the general meeting to vote separately on each category of beneficiaries, if the entire issue would not be approved, in order to carry out the remuneration policy of the Company permitted by the general meeting to the largest extent.

[1]	In this issue a maximum of 150,000 warrants were reserved for a certain member of the management of the Company, i.e. Mr. Johan Heylen. Such number is included in the current proposal of maximum 400,000 warrants for the benefit of certain members of the management of the Company.

Unofficial translation of a Dutch original. In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

With respect to the Directors SOP, the existing deviation from principle 7.7 of the Belgian Corporate Governance Code is used to offer options or warrants to independent directors, which deviation is motivated (“comply or explain”) in the annual report of the Board, in accordance with Article 96, §2, section 1, 2° BCC, and which is also motivated in Chapter I of the Corporate Governance Charter of the Company. In its motivation the Board explains that in the Board’s opinion such deviation is justified considering the nature and size of the Company (in particular a growing listed biotech company), in order to attract or to retain independent directors with the most relevant experience and expertise. The Board points out that the nature of the Company does not allow to offer (certainly to experienced directors) a competitive remuneration (in terms of common standards in the pharmacy industry) exclusively in cash, so that it is essential to also use alternative remuneration mechanisms (amongst which stock options or warrants, which are very common in the Company’s industry).

For the avoidance of doubt, it is specified that the contemplated capital increase shall not occur within the framework of the authorized capital, so that the General Meeting will deliberate on the decision in principle to increase the capital.

The Board refers to its special report in accordance with Article 596 BCC and Article 598 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of certain employees, certain members of the management of the Company and certain directors of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders, and in which in accordance with Article 598 BCC, the identity of the beneficiaries under the Consultants SOP and Directors SOP is disclosed.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for both issues of Warrants. Furthermore, for purposes of completeness of this report, the Board will also describe the exercise price and financial impact on existing shareholders and warrantholders of the Company of the issue of the Warrants, (which is also described in the report of the Board in accordance with Article 596 and 598 BCC).

The capitalized words in this report are defined in Section 2 of this report.

1.	Justification for the issue of the Warrants

The Board aims to achieve the following purposes with the issues of the Warrants:

i.	creating a long-term incentive for the selected employees, consultants and directors who are able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

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2.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	a company affiliated with the Company within the meaning of Article 11 BCC;

Beneficiary	the person who is designated in accordance with Article 5.3.6.2 by the Warrantholder to exercise the rights of the Warrantholder attached to the Warrants after his death;

Board	the board of directors of the Company;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	the agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The day of the decision of the General Meeting to issue the Warrants;

Date of the Offer	the date on which a Proxyholder of the General Meeting offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 5.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	the agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	the effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

ESOP account	The securities account taken out with KBC Bank NV, as referred to in Article 5.2.3;

Exercise Period	the period or periods during which the Warrantholder in accordance with Article 5.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	the price for the acquisition of one common share upon the exercise of

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a Warrant, as set out herein;

General Meeting	the general meeting of shareholders of the Company;

Offer	the offer of the Warrants that has been notified to the Selected Participant in accordance with Article 5.2.2;

Proxyholder(s) of the General Meeting	The person(s) to whom the General Meeting grants a power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of warrants that will be offered to each of the Selected Participants and to proceed to all acts which are necessary or useful regarding the offer of the warrants and to realize the issue of warrants. If a Proxyholder of the General Meeting is a Selected Participant himself, such proxyholder shall not act with respect to Warrants which would be offered to him or her.

Securities	shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant	the person to whom Warrants will be offered by a Proxyholder of the General Meeting.

The Selected Participants under the Employees SOP are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom the Warrants will be offered by a Proxyholder of the General Meeting.

The selected Participants under the Directors SOP are the following persons of which the identity is set out in accordance with Article 598 BCC;

•    Mr. Peter Fellner

•    Mr. Russell G. Greig, permanent representative of Greig Biotechnology Global Consulting, Inc.

•    Mr. Bo Jesper Hansen, permanent representative of Orfacare Consulting GmbH

•    Mr. William Jenkins, principal of William Jenkins Pharma Consulting

•    Mrs. Catherine Moukheibir

•    Mr. Remi Vermeiren

The selected Participants under the Consultants SOP are the following persons of which the identity is set out in accordance with Article 598 BCC;

• Mr. Edwin Moses, CEO • Mr. Wim Ottevaere permanent representative of Woconsult BVBA and/or Woconsult BVBA, CFO • Mr. Johan Heylen, CCO

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•    Mr. Antonin de Rollet de Fougerolles, CSO

•    Mr. Kim Simonsen, COO

•    Mrs. Dominique Tersago, CMO

•    Mr. Guido Gielen, VP HR

•    Mr. Franciscus Gerrit Landolt, VP IP&Legal

The system which allows members of the management of the Company to be remunerated by way of offering warrants, was approved by the extraordinary general meeting of the Company of 30 October 2009, in accordance with Article 7.13 of the Belgian Corporate Governance Code 2009.

Subscription Form	the form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	the selling, offering, engaging in a deferred sale (“verkoop op termijnlvente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruif”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	as defined above;

Warrantholder	the person entered into the Company’s warrant registry as the holder of one or more Warrants;

3.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

3.1	Price determination for Employees SOP

In view of the law of March 26, 1999, the Exercise Price of the Warrants will equal the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate prior to the Date of the Offer, as to be determined in the Offer.

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3.2	Price determination for Consultants and Directors SOP

In view of the law of March 26, 1999 and Article 598 BCC, the Exercise Price of the Warrants will equal the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during the period of thirty days preceding the Date of the Decision, as mentioned in a letter sent to the Selected Participants subsequently to the Date of the Decision, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

For clarity’s sake, it is specified that if the Date of the Offer and the Date of the Decision coincide, the Exercise Price of the Warrants shall at least equal the average closing rate of the share on Euronext Brussels during of period of thirty days preceding such date.

4.	Consequences for the existing shareholders and warrantholders

In case the maximum number of Warrants to be issued (870,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 54,014,159 common shares) and warrantholders (currently warrants which entitle to an aggregate of 3,015,9782 shares), on a non-diluted (i.e. without taking into account the impact on the existing warrantholders) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on a non-diluted basis)	% on a fully diluted basis
870,000 warrants to be issued	1.61%[3]	1.50%

Ablynx NV has an aggregate of 3,455,478 outstanding warrants, 879,000 warrants of which entitle the holder thereof to an aggregate of 439,500 shares (where two warrants entitle to subscribe for one share) and 2,576,478 warrants entitling the holder thereof to an aggregate of 2,576,478 shares (where one warrant entitles to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 3,015,978.

The total number of outstanding warrants currently amounts to 5.29% of the total number of outstanding shares (on fully diluted basis) (i.e. 57,030,137 shares).

The Board believes that the percentage of outstanding warrants (also after the proposed issue) is not unusual compared with similar companies in the same sector.

As a general principle, the financial dilution that existing shareholders would face as a result of the exercising of the Warrants at a price that is lower than the price per share at the time when the Warrants have actually been exercised (the potential positive difference in terms of percentage between both prices, hereafter the “Benefit Percentage”, i.e. the benefit in terms of percentage the holders of Warrants

[2]	Situation on 31 December 2014. This report does not take into account the issuance of new shares following the exercise of warrants between 1 January 2015 and 15 January 2015.
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This percentage is the result of the quotient of the warrants to be issued and the currently outstanding shares (whereby neither the potential number of voting rights related to the currently outstanding warrants, nor the number of warrants to be issued under this proposal are included in the denominator).

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would realize vis a vis the stock market price) can be calculated as follows: assuming (i) the maximum number of warrants (870,000) would be issued, (ii) the same number being offered and accepted and (iii) the same number would actually be exercised, the existing shareholders of the Company would undergo a financial dilution of a fixed percentage of the Benefit Percentage. Such fixed percentage is the quotient of the total number of warrants to be issued (nominator) and the sum of the total number of outstanding shares and the warrants to be issued (denominator). The fixed percentage for the proposed issue amounts to (rounded) 1.59%. In other words, for each percentage point of “benefit” (vis a vis the then prevailing stock market price) that would be realized by the Selected Participants by exercising the Warrants, the existing shareholders would undergo 0,016% of financial dilution.

In addition, the issue of the Warrants may cause an economic shift from the shareholders to the Warrantholders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent characteristic of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company linked to the issue of the Warrants and even is desirable, taking into account the purpose of the issue of Warrants, as set out in Article 1 of this report.

The net intrinsic value of the existing shares on the date of the annual accounts of the Company ending on 30 June 2014 amounted to EUR 3.134 per (at that time existing) share. On the basis of the current stock price of the Company, the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share at that time). However, based on the current price per share, the exercise price shall largely exceed the fractional value of the share as included in the annual accounts (EUR 1.875).

A number of simulations based on the hypothetical exercise prices is attached to this report as Annex 1 and demonstrates that, depending on the exercise price, the exercise of Warrants could lead to a decrease or an increase of the net intrinsic value of the existing shares.

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Based on this model, the estimated cost to be recognized amounts to EUR 3,566,874, of which EUR 3,525,875 shall be spread over 4 years and EUR 40,999 over 3 years, as set out in Article 5.2.5.

5.	Issue and exercise conditions

5.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

[4]	i.e. the Company’s equity value per 3 July 2014 of EUR 169,177,745 (i.e. equity as set out in the non-consolidated semi-annual financial report of the Company per 30 June 2014, increased by the amount of the capital increase via an “accelerated bookbuilding”, which was decided upon on 30 June 2014, and which was realized before a notary on 3 July 2014 (the “ABO”), divided by 54,014,159 shares (following the ABO).
[5]	i.e. the Company’s capital (following the ABO) of EUR 100.952.365,12, divided by 54.014.159 shares (following the ABO).

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5.2	Offer of, subscription for, and vesting of the Warrants

5.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

5.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the Date of the Decision to issue, or as desired by a Proxyholder of the General Meeting, on a later date, and always based on a decision of a Proxyholder of the General Meeting, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by a proxyholder of the General Meeting mentioning the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

5.2.3	Subscription period

Each Selected Participant associated with the Company by way of Employment Agreement, has an acceptance period, which upon choice of the relevant Proxyholder of the General Meeting, for each individual beneficiary shall amount to sixty (60) calendar days or seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by a Proxyholder of the General Meeting for each individual beneficiary in writing in the notice of the offer made by such Proxyholder of the General Meeting to the beneficiary in accordance with Article 5.2.2.

The acceptance may in regard to these issues, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy five (75) calendar days and no acceptance of Warrants shall be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

In order to validly accept the Offer, the Warrantholder will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrantholder, if he/she does not yet have such an account. If the Warrantholder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

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5.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) respectively seventy five (75) calendar days referred to above, the Proxyholder(s) of the General Meeting shall within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

5.2.5	Vesting of the Warrants

5.2.5.1	Employees and certain members of the management of the Company, and members of the Board, excluding Mr. P. Fellner

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to this Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a four year period, with 25% of the Warrants vesting on the first anniversary of the decision in principle of the General Meeting to issue the Warrants, and the balance vesting in equal monthly installments thereafter (one forty-eighth, approximately 2.08%, of the aggregate number of Warrants that are granted to this Selected Participant vesting per month) and subject to the condition that this person continues to be an employee or consultant of the Company or an Affiliated Company at the relevant vesting date.

The vesting always relates to whole Warrants. In case 25% or one forty-eighth, as the case may be, of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment, Consultancy Agreement or Directors’ appointment of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.2.5.2	Mr. P. Fellner

Taking into account (i) the expertise and the seniority of Mr. Fellner in the biotech and pharmacy industry and (ii) the specific character of a board’s president mandate, which implies a relationship with the Company which is less “fixed” than the relationship for example between the Company and members of the management or executive directors, the Board believes that the vesting over a three year period of the Warrants which would be offered to Mr. Fellner is justified.

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 5.3.6 and 5.3.7), the Warrants that are granted to this Selected Participant shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a three year period, with one third of the Warrants being vesting on the first anniversary of the decision in principle of the General Meeting to issue these Warrants, and the balance vesting in equal monthly installments thereafter (one thirty sixth, approximately 2,78%, of the aggregate number of Warrants that are granted to this Selected Participant vesting per month) and subject to the condition that this person continues to be a director of the Company or an Affiliated Company at the relevant vesting date.

The vesting always relates to whole Warrants. In case one third or one thirty sixth, as the case may be, of the aggregate number of Warrants granted to this Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every month one

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additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, this additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Directors’ appointment of the Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of a month.

5.3	Other terms and conditions of the Warrants

5.3.1	Issue Price

The Warrants may be subscribed for without charge.

5.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of Warrantholders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

5.3.3	Exercise Price

The Exercise Price (as determined above in Article 3 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s general meeting of shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

5.3.4	Term of the Warrant

The term of the Warrants shall be seven years as of the decision to issue the Warrants.

5.3.5	The Exercise Periods

Without prejudice to Articles 5.2.5, 5.3.6 and 5.3.7, the Warrants that are vested may only be exercised, in accordance with Article 5.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

However, in case such exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code, the relevant exercise period will be extended until after the end of such “closed period” or “prohibited period” and with such number of days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise Period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period, it being understood that if the term of the Warrants ends within an Exercise Period, such Exercise Period shall lapse on the last bank business day within the term of the Warrants.

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The Warrantholder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 5.3.6 and 5.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

5.3.6	Exercisability of the Warrants: exceptions and restrictions

5.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(A)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrantholder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 5.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

The Warrants also lapse upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for reasons other than set out in the preceding paragraph, in case of noncompliance by the Selected Participant with clauses under the Employment Agreement, the Consultancy Agreement or the Director’s appointment, which contain obligations for the period after the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment and which obligations do not end together with the relevant agreement.

(B)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrantholder, for a reason other than the reasons set out in Articles 5.3.6.1(i), 5.3.6.2 and 5.3.6.3, the Warrants that at that time (pursuant to Article 5.2.5) are vested, may be exercised during the then running or first upcoming Exercise Period.

Contrary to Article 5.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 5.2.5).

5.3.6.2	Death

Upon the death of a Warrantholder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrantholder that are not yet exercised, are transferred to the Beneficiary of the Warrantholder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrantholder that

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at the time of death are not vested in accordance with Article 5.2.5, will lapse automatically and become of no value.

A Warrantholder may only designate his spouse and/or one or more other legal successors as Beneficiary.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrantholder under applicable law will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

5.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrantholder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrantholder that at the time of his retirement are not vested in accordance with to Article 5.2.5, will lapse automatically and become of no value.

5.3.7	Acceleration of the exercise of the Warrants

5.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrantholder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 5.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

(C)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrantholder.

The Company shall inform the Warrantholders in writing in case one of the foregoing events occurs.

In case the Warrantholder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

5.3.8	Non-transferability of the Warrants

The Warrants are not transferable except: in case of death of a Warrantholder, in which case the Warrants held by the Warrantholder at the time of death are transferred to the Beneficiary in accordance with Article 5.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association will be borne by the Warrantholder.

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5.3.9	Common shares to which the Warrantholder is entitled

5.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

5.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrantholder upon the exercise of Warrants provided that the requirements set out in Article 5.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

5.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	- the Board receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(B)	the Board receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	the Board receives in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	the Board receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

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Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

5.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrantholders.

5.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrantholder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

5.5	Exercise of the Warrants in accordance with the law

In the event that the Warrantholder exercises Warrants pursuant to Article 501 BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrantholder.

Article 501 BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrantholders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

5.6	Miscellaneous

5.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

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5.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

5.6.3	Notifications

Any notification to the Warrantholder will be made by registered letter at the address mentioned in the registry of warrantholders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or a Proxyholder of the General Meeting will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 5.6.3.

Zwijnaarde, 22 January 2015

For the Board,

/s/ Edwin Moses

Edwin Moses

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original Dutch version, the latter shall prevail.

Annex 1: simulations of the impact of hypothetical exercise prices on the future net intrinsic value per share (situation of 31 December 2014)

Simulation impact intrinsic value

# Shares	30/06/2014	54,014,159
Equity	30/06/2014	81,327,917
Number of Warrants	31/12/2013	2,845,098
Granted		399,286
Lapsed		115,225
Exercise		113,181
# Warrants	31/12/2014	3,015,978

A. Current situation, before issuance of the new warrants—Basic

Equity in €
Amount represented by 1 share	1.51
Total	81,327,917

B. Situation before issuance of the new warrants—Fully Diluted

Equity in €
Amount represented by 1 share	1.73
Total	98,611,414.55

C. Situation after issuance of the new warrants with an exercise price of €8

number of warrants to be issued		870,000.00
exercise price	€8

		Equity in €
Amount represented by 1 share		1.82
Total		105,571,414.55

D. Situation after issuance of the new warrants with an exercise price of €9

number of warrants to be issued		870,000.00
exercise price	€9

		Equity in €
Amount represented by 1 share		1.84
Total		106,441,414.55

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E. Situation after issuance of the new warrants with an exercise price of €10

number of warrants to be issued		870,000.00
exercise price	€10

		Equity in €
Amount represented by 1 share		1.85
Total		107,311,414.55

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ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”) REGARDING (I) THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES AND (ll) THE ISSUE OF WARRANTS FOR THE BENEFIT OF A STILL TO BE APPOINTED MEMBER OF THE MANAGEMENT OF THE COMPANY

The Board of Directors of the Company (the “Board”) contemplates, within the context of the authorized capital which was granted to the Board by the General Meeting on 18 July 2013 and which explicitly includes, in accordance with Article 605 BCC, the authorization to issue warrants and the preferential right of the company’s shareholders being limited or cancelled, to issue a maximum of (two hundred and ninety thousand) (290,000) warrants, of which (i) a maximum of (hundred and forty thousand) (140,000) warrants for the benefit of certain employees (hereafter, the “Employees SOP”), free of charge, and (ii) a maximum hundred fifty thousand (150,000) warrants for the benefit of a still to be appointed member of the management of the Company (hereafter the “Consultants SOP”), free of charge, each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price, per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Article 596 BCC BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of certain employees and a still to be appointed member of the management of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders,.

In this report, the Board, in accordance with Article 583 BCC, will describe the purpose and justification for both issues of Warrants. Furthermore, for purposes of completeness of this report, the Board will also describe the exercise price and financial impact on existing shareholders, warrant holders and holders of convertible bonds of the Company of the issue of the Warrants, (which is also described in the report of the Board in accordance with Article 596 BCC).

The capitalized words in this report are defined in Section 3 of this report.

1.	Authorised Capital

1.1	Description of the authorised capital

In accordance with Article 6.1 of the Articles of Association of the Company, the Board is authorised to increase the capital on one or more occasions by an amount equal to EUR 90,695,406.12. This authorisation was granted by the general shareholders’ meeting of 18 July 2013 and is valid for a period

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of five years as from the publication of the resolution in the Annexes to the Belgian State Gazette on 8 August 2013. This authorisation is also valid for warrants and convertible bonds.

Pursuant to Article 6.2, a of the Articles of Association of the Company, the Board is also authorized, within the limits of the authorised capital, to limit or cancel the preferential subscription rights of the shareholders within the mandatory constraints of and in accordance with the mandatory provisions of the Belgian Companies Code, if such limitation or cancellation is in the interest of the Company. Such restriction or cancellation is also allowed for the benefit of employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries) and/or, unless prohibited under mandatory law, for the benefit of one or more certain persons who are not employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries).

The Board envisages to use its authorisation under the authorised capital within the context of this issue and cancel the preferential subscription rights of the existing shareholders, warrant holders and holders of convertible bonds (however, without this taking place for the benefit of certain persons).

1.2	Available amount under the authorised capital

Since the General Meeting granted authorisation on 18 July 2013, the Board has used its authorisation at the following occasions:

•	on 30 June 2014 when 4,908,332 new shares of the Company were issued with a total representing capital value (i.e. only the par value disregarding the issue premium) of EUR 9,178,580.84,

•	on 27 May 2015 the Company has issued 1,000 convertible bonds with a principal amount of EUR 100,000 per convertible bond and an initial conversion price of EUR12.93. Pursuant to the terms and conditions of such convertible bonds, such conversion price is subject to changes (e.g. in the event of a change of control or in the event of any dividends, as defined in the terms and conditions), so that the exact maximum amount of the authorised capital which may be used cannot be determined at this time. The Company has however earmarked EUR 14,454,771.58 to cover any potential decrease of such conversion price.

As a result of such transactions EUR 67,062,053.70 is currently still available under the authorised capital. If the maximum number of warrants would be issued, EUR 542,011.57 under the authorised capital will be used, subject to a current par value of EUR 1.8690054155, so that after the transaction EUR 66,520,042.13 would still be available under the authorisation in respect of the authorised capital.

2.	Justification for the issue of the Warrants

The Board aims to achieve the following purposes with the issues of the Warrants:

i.	creating a long-term incentive for the selected employees, consultants and directors who are able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

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The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

3.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	A company affiliated with the Company within the meaning of Article 11 BCC;

Beneficiary	The person who is designated in accordance with Article 6.3.6.2 by the Warrant holder to exercise the rights of the Warrant holder attached to the Warrants after his death;

Board	As defined above;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	The agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The day of the decision of the Board to issue the Warrants;

Date of the Offer	The date on which a Proxyholder of the Board offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 6.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	The agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	The effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

ESOP account	The securities account taken out with KBC Bank NV, as referred to in

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Article 6.2.3;

Exercise Period	The period or periods during which the Warrant holder in accordance with Article 6.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	The price for the acquisition of one common share upon the exercise of a Warrant, as set out herein;

General Meeting	The General Meeting of Shareholders of the Company;

Offer	The offer of the Warrants that has been notified to the Selected Participant in accordance with Article 6.2.2;

Proxyholder(s) of the Board	The person(s) to whom the Board grants a power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of warrants that will be offered to each of the Selected Participants and to proceed to all acts which are necessary or useful regarding the offer of the warrants and to realize the issue of warrants. If a Proxyholder of the Board is a Selected Participant himself, such proxyholder shall not act with respect to Warrants which would be offered to him or her.

Securities	Shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant	The person to whom Warrants will be offered by a Proxyholder of the Board.

The Selected Participants under the Employees SOP are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom the Warrants will be offered by a Proxyholder of the Board.

The selected Participant under the Consultants SOP is a still to be appointed member of the Management of the Company. For the avoidance of doubt it is specified that the to be appointed member of the management of the Company is not identified at this time, neither formal, nor informal, so that no issue for the benefit of certain persons other than employees of the Company is envisaged.

In accordance with Article 7.13 of the Belgian Corporate Governance Code 2009, the system which allows members of the management of the Company to be remunerated by way of offering warrants, was approved by the Extraordinary General Meeting of the Company of 30 October 2009.

Subscription Form	The form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the

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Warrants offered to him/her;

Transfer	The selling, offering, engaging in a deferred sale (“verkoop op termijnlvente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging“/”transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	As defined above;

Warrant holder	The person entered into the Company’s warrant registry as the holder of one or more Warrants;

4.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

In view of the law of March 26, 1999, the Exercise Price of the Warrants will equal the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate prior to the Date of the Offer, as to be determined in the Offer.

5.	Consequences for the existing shareholders and Warrant holders

In case the maximum number of Warrants to be issued (290,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the dilution that would result from such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 54,512,424 common shares), warrant holders (currently warrants which entitle to an aggregate of 2,894,795 shares) and holders of convertible bonds (currently entitling to an aggregate of 7,733,952 shares6), on a non-diluted (i.e. without taking into account the impact on the existing Warrant holders and holders of convertible bonds) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on a non-diluted basis)	% on a fully diluted basis
290,000 warrants to be issued	0.53%[7]	0.44%

[6]	This number of shares is calculated on the basis of the current conversion price of EUR 12.93, which is however still subject to changes pursuant to the terms and conditions of such convertible bonds.
[7]	This percentage is the result of the quotient of the warrants to be issued and the currently outstanding shares (whereby neither the potential number of voting rights related to the currently outstanding warrants or convertible bonds, nor the number of warrants to be issued under this proposal are included in the denominator).

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Ablynx NV has an aggregate of 3,321,295 outstanding warrants, 853,000 warrants of which entitle the holder thereof to an aggregate of 426,500 shares (where two warrants entitle to subscribe for one share) and 2,468,295 warrants entitling the holder thereof to an aggregate of 2,468,295 shares (where one warrant entitles to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 2,894,795. Ablynx NV has also an aggregate of 1,000 outstanding convertible bonds which entitle the holder thereof to an aggregate of 7,733,952 shares (with a current conversion ratio of 7,733.952 Shares per EUR 100,000 principal amount of convertible bonds, such conversion ratio being subject to potential changes pursuant to the terms and conditions of the convertible bonds).

The total number of outstanding warrants currently amounts to 4.44% of the total number of outstanding shares (on fully diluted basis) (i.e. 65,141,171 shares).

The Board believes that the percentage of outstanding warrants (also after the proposed issue) is not unusual compared with similar companies in the same sector.

As a general principle, the financial dilution that existing shareholders would face as a result of the exercising of the Warrants at a price that is lower than the price per share at the time when the Warrants have actually been exercised (the potential positive difference in terms of percentage between both prices, hereafter the “Benefit Percentage”, i.e. the benefit in terms of percentage the holders of Warrants would realize vis à vis the stock market price) can be calculated as follows: assuming (i) the maximum number of 290,000 warrants would be issued, (ii) the same number being offered and accepted and (iii) the same number would actually be exercised, the existing shareholders of the Company would undergo a financial dilution of a fixed percentage of the Benefit Percentage. Such fixed percentage is the quotient of the total number of warrants to be issued (numerator) and the sum of the total number of outstanding shares and the warrants to be issued (denominator). The fixed percentage for the proposed issue amounts to (rounded) 0.53%. In other words, for each percentage point of “benefit” (vis à vis the then prevailing stock market price) that would be realized by the Selected Participants by exercising the Warrants, the existing shareholders would undergo 0.0053% of financial dilution.

In addition, the issue of the Warrants may cause an economic shift from the shareholders to the Warrant holders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent characteristic of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company linked to the issue of the Warrants and even is desirable, taking into account the purpose of the issue of Warrants, as set out in Article 2 of this report.

The net intrinsic value of the existing shares on the date of the annual accounts of the Company ending on 30 June 2015 amounted to EUR 2.64 per (at that time existing) share. On the basis of the current stock price of the Company, the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share at that time). However, based on the current price per share, the exercise price shall largely exceed the fractional value of the share as included in the annual accounts (EUR 1.87).

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A number of simulations based on the hypothetical exercise prices is attached to this report as Annex 1 and demonstrates that, depending on the exercise price, the exercise of Warrants could lead to a decrease or an increase of the net intrinsic value of the existing shares.

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Based on this model, the estimated cost to be recognized amounts to EUR 1,526,430, and shall be spread over 3 years, as set out in Article 6.2.5.

6.	Issue and exercise conditions

6.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

6.2	Offer of, subscription for, and vesting of the Warrants

6.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

6.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the Date of the Decision to issue, or as desired by a Proxyholder of the Board, on a later date, and always based on a decision of a Proxyholder of the Board, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by a proxyholder of the Board mentioning the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

6.2.3	Subscription period

Each Selected Participant associated with the Company by way of Employment Agreement, has an acceptance period, which upon choice of the relevant Proxyholder of the Board, for each individual beneficiary shall amount to sixty (60) calendar days or seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by a Proxyholder of the Board for each individual beneficiary in writing in the notice of the offer made by such Proxyholder of the Board to the beneficiary in accordance with Article 6.2.2.

The acceptance may in regard to these issues, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

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In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy five (75) calendar days and no acceptance of Warrants shall be possible thereafter.

The Subscription Form at the same time serves as a proxy (which is necessary) to establish before a notary the subscription for the Warrants by the relevant Selected Participant.

In order to validly accept the Offer, the Warrant holder will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrant holder, if he/she does not yet have such an account. If the Warrant holder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

6.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) respectively seventy five (75) calendar days referred to above, the Proxyholder(s) of the Board shall within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

6.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 6.3.6 and 6.3.7), the Warrants that are granted to the Selected Participants shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a three year period, with 28% of the Warrants vesting on the first anniversary of the Date of the Offer by the Proxyholder of the Board, and the balance vesting in equal quarterly installments thereafter (one eighth of the remainder, i.e. 9%, of the aggregate number of Warrants that are granted to this Selected Participant vesting per quarter) and subject to the condition that this person continues to be an employee, consultant, member of the management, or Director of the Company or an Affiliated Company at the relevant vesting date. It is understood that the term of the Warrants will not be extended for those Warrant holders who received the Offer from the Proxyholder of the Board on a later date than the Date of the Decision.

The vesting always relates to whole Warrants. In case 28% or 9% of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every quarter one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, such additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment, Consultancy Agreement or Directors’ appointment of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of the quarter.

6.3	Other terms and conditions of the Warrants

6.3.1	Issue Price

The Warrants may be subscribed for without charge.

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6.3.2	Registered Warrants

The Warrants will be in registered form and shall be entered into the registry of Warrant holders that is kept at the registered offices of the Company. They cannot be converted into bearer warrants.

6.3.3	Exercise Price

The Exercise Price (as determined above in Article 4 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties in the same manner as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s general meeting of shareholders taken in accordance with the rules applicable to the amendment of the Articles of Association.

6.3.4	Term of the Warrant

The term of the Warrants shall be seven years as of the Date of the Decision, irrespective of the relevant Date of the Offer in respect of a Selected Participant.

6.3.5	The Exercise Periods

Without prejudice to Articles 6.2.5, 6.3.6 and 6.3.7, the Warrants that are vested may only be exercised, in accordance with Article 6.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

In case the Exercise periods (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code, the relevant Exercise Period will be extended until after the end of such “closed period” or “prohibited period” and with such number of bank business days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise Period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period, it being understood that if the term of the Warrants ends within an Exercise Period, such Exercise Period shall lapse on the last bank business day within the term of the Warrants.

The Warrant holder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 6.3.6 and 6.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

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6.3.6	Exercisability of the Warrants: exceptions and restrictions

6.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(A)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrant holder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 6.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

The Warrants also lapse upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for reasons other than set out in the preceding paragraph, in case of noncompliance by the Selected Participant with clauses under the Employment Agreement, the Consultancy Agreement or the Director’s appointment, which contain obligations for the period after the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment and which obligations do not end together with the relevant agreement.

(B)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 6.3.6.1 (i), 6.3.6.2 and 6.3.6.3

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant who is also Warrant holder, for a reason other than the reasons set out in Articles 6.3.6.1 (i), 6.3.6.2 and 6.3.6.3, an additional Exercise Period shall apply for such Selected Participant, during the first fifteen days of the quarter in which the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment, as the case may be, falls, notwithstanding any extensions in accordance with Article 6.3.5, in respect of the at that time (pursuant to Article 6.2.5) vested Warrants, even if such Exercise Period precedes the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies. The tax consequences of such exercise will exclusively be borne by the relevant Warrant holder.

Contrary to Article 6.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to Article 6.2.5).

6.3.6.2	Death

Upon the death of a Warrant holder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrant holder that are not yet exercised, are transferred to the Beneficiary of the Warrant holder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrant holder that at the time of death are not vested in accordance with Article 6.2.5, will lapse automatically and become of no value.

A Warrant holder may only designate his spouse and/or one or more other legal successors as Beneficiary.

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The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the persons that are the legal successors to the Warrant holder under applicable law will be deemed to be the Beneficiary. In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

6.3.6.3	Retirement

Upon the End of the Employment Agreement the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrant holder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrant holder that at the time of his retirement are not vested in accordance with to Article 6.2.5, will lapse automatically and become of no value.

6.3.7	Acceleration of the exercise of the Warrants

6.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrant holder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 6.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

i.	liquidation of the Company;

ii.	sale of all or substantially all of the assets of the Company;

iii.	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrant holder.

The Company shall inform the Warrant holders in writing in case one of the foregoing events occurs.

In case the Warrant holder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

6.3.8	Non-transferability of the Warrants

The Warrants are not transferable except: in case of death of a Warrant holder, in which case the Warrants held by the Warrant holder at the time of death are transferred to the Beneficiary in accordance with Article 6.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association or pursuant to law will be borne by the Warrant holder.

6.3.9	Common shares to which the Warrant holder is entitled

6.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

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The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the Annual Shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

6.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrant holder upon the exercise of Warrants provided that the requirements set out in Article 6.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

6.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	- the Board receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

+- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(B)	the Board receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	the Board receives in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	the Board receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

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6.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrant holders.

6.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrant holder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

6.5	Exercise of the Warrants in accordance with the law

In the event that the Warrant holder exercises Warrants pursuant to Article 501 BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrant holder.

Article 501 BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrant holders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

6.6	Miscellaneous

6.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

6.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

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6.6.3	Notifications

Any notification to the Warrant holder will be made by registered letter at the address mentioned in the registry of Warrant holders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or a Proxyholder of the Board will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 6.6.3.

Zwijnaarde, 14 September 2015

For the Board,

/s / Edwin Moses

Edwin Moses, Director

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Annex 1: simulations of the impact of hypothetical exercise prices on the future net intrinsic value per share

Simulation impact intrinsic value

# Shares (on 31 July 2015)	31/07/2015	54,512,424
Equity (on 31 July 2015)	31/07/2015	62,627,467
# Warrants (in number of shares)	31/07/2015	2,894,795
Convertible bond (# Shares/€)	7,733,952	100,000,000

A. Current situation, before issuance of the new warrants—Basic

		Equity in €
Amount represented by 1 share		1.15
Total		62,627,467

B. Situation before issuance of the new warrants—Fully Diluted

		Equity in €
Amount represented by 1 share		2.77
Total		180,252,289.54

C. Situation after issuance of the new warrants with an exercise price of €12

number of warrants to be issued		290,000
exercise price	€12

		Equity in €
Amount represented by 1 share		2.81
Total		183,732,289.54

D. Situation after issuance of the new warrants with an exercise price of €13

number of warrants to be issued		290,000
exercise price	€13

		Equity in €
Amount represented by 1 share		2.81
Total		184,022,289.54

E. Situation after issuance of the new warrants with an exercise price of €14

number of warrants to be issued		290,000
exercise price	€14

		Equity in €
Amount represented by 1 share		2.82
Total		184,312,289.54

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ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN

COMPANY CODE (“BCC”) REGARDING THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN

EMPLOYEES AND MEMBERS OF THE MANAGEMENT OF THE COMPANY

The Board of Directors of the Company (the “Board”) contemplates, within the context of the authorized capital which was granted to the Board by the General Meeting on 18 July 2013 and which explicitly includes, in accordance with Article 605 BCC, the authorization to issue warrants and the preferential right of the company’s shareholders being limited or cancelled, to issue a maximum of (five hundred and ninety thousand) (590,000) warrants free of charge, of which (i) a maximum of (three hundred and fifty thousand) (350,000) warrants for the benefit of certain employees (hereafter, the “Employees SOP”), free of charge, and (ii) a maximum of two hundred forty thousand (240,000) warrants for the benefit of certain members of the management of the Company (hereafter the “Consultants SOP”), each of such warrants entitling the holder thereof to subscribe for one new common share of the Company against payment of an exercise price (as defined below in Article 4 of this Report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the shareholders’ preferential subscription rights.

The Board refers to its special report in accordance with Articles 596 and 598 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders for the benefit of certain employees and certain members of the management of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders.

In this report, the Board, in accordance with Article 583 BCC, describes the purpose and justification for the issue of Warrants. Furthermore, for purposes of completeness of this report, the Board will also describe the exercise price and financial impact on existing shareholders, warrant holders and holders of convertible bonds of the Company of the issue of the Warrants, (which is also described in the report of the Board in accordance with Articles 596 and 598 BCC).

The capitalized words in this report are defined in Section 3 of this report.

1.	Authorised Capital

1.1	Description of the authorised capital

In accordance with Article 6.1 of the Articles of Association of the Company, the Board is authorised to increase the capital on one or more occasions by an amount equal to EUR 90,695,406.12. This authorisation was granted by the general shareholders’ meeting of 18 July 2013 and is valid for a period of five years as from the publication of the resolution in the Annexes to the Belgian State Gazette on 8 August 2013. This authorisation is also valid for warrants and convertible bonds.

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Pursuant to Article 6.2, a of the Articles of Association of the Company, the Board is also authorized, within the limits of the authorised capital, to limit or cancel the preferential subscription rights of the shareholders within the mandatory constraints of and in accordance with the mandatory provisions of the Belgian Companies Code, if such limitation or cancellation is in the interest of the Company. Such restriction or cancellation is also allowed for the benefit of employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries) and/or, unless prohibited under mandatory law, for the benefit of one or more certain persons who are not employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries).

The Board envisages to use its authorisation under the authorised capital within the context of this issue and cancel the preferential subscription rights of the existing shareholders, warrant holders and holders of convertible bonds.

1.2	Available amount under the authorised capital

Since the General Meeting granted authorisation on 18 July 2013, the Board has used its authorisation on the following occasions:

on 30 June 2014 when 4,908,332 new shares of the Company were issued with a total representing capital value (i.e. only the par value disregarding the issue premium) of EUR 9,178,580.84;

on 27 May 2015 the Company has issued 1,000 convertible bonds with a principal amount of EUR 100,000 per convertible bond and an initial conversion price of EUR 12,93. Pursuant to the terms and conditions of such convertible bonds, such conversion price is subject to changes (e.g. in the event of a change of control or in the event of the issuance of dividends, as defined in the terms and conditions), so that the exact maximum amount of the authorised capital which would be used cannot be determined at this time. The Company has however earmarked EUR 14,454,771.58 of the then available amount under the authorized capital to cover any potential decrease of the conversion price.

On 14 September 2015 the Company issued 290,000 warrants of which 140,000 warrants for the benefit of certain employees and 150,000 warrants for the benefit of a, at that time, still to be recruited and appointed member of the management of the Company. Taking into account a par value of EUR 1.8690054155 at that time, EUR 542,011.57 of the then available amount under the authorized capital was used.

As a result of the above mentioned transactions EUR 66,520,042.13 is currently still available under the authorised capital. If the maximum number of warrants would be issued, EUR 1,102,691.35 under the authorised capital would be used, subject to a current par value of EUR 1.86896839, so that after the transaction EUR 65,417,350.78 would still be available under the authorisation in respect of the authorised capital.

2.	Justification for the issue of the Warrants

The Board aims to achieve the following purposes with the issue of the Warrants:

a.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

b.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

c.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

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The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, as far as the tax treatment of the Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

3.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	A company affiliated with the Company within the meaning of Article 11 BCC;

Beneficiary	The person who is designated in accordance with Article 6.3.6.2 by the Warrant holder to exercise the rights of the Warrant holder attached to the Warrants after his death;

Board	As defined above;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	The agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The day of the decision of the Board to issue the Warrants;

Date of the Offer	The date on which a Proxyholder of the Board offers the Warrants to the Selected Participants in accordance with the second paragraph of Article 6.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	The agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	The effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between the relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

ESOP account	The securities account taken out with KBC Bank NV, as referred to in Article 6.2.3;

Exercise Period	The period or periods during which the Warrant holder in accordance with article 6.3.5 may exercise the Warrants granted with a view to acquiring common shares of the Company;

Exercise Price	The price for the acquisition of one common share upon the exercise of a Warrant, as set out herein;

General Meeting	The General Meeting of Shareholders of the Company;

Offer	The offer of the Warrants that has been notified to the Selected Participant in accordance with article 6.2.2;

Proxyholder(s) of the Board	The person(s) to whom the Board grants a power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of Warrants that will be offered to each of the Selected Participants and to carry out all acts which are necessary or useful regarding the offer of the Warrants and to realize

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the issue of Warrants. If a Proxyholder of the Board is a Selected Participant himself, such proxyholder shall not act with respect to Warrants which would be offered to him or her.

Securities	Shares, bonds and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant	The person to whom Warrants will be offered by a Proxyholder of the Board.

The Selected Participants under the Employees SOP are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom the Warrants will be offered by a Proxyholder of the Board.

The Selected Participants under the Consultants SOP are the following persons of which the identity is disclosed in accordance with Article 598 BCC;

•    Mr. Edwin Moses, CEO

•    Mr. Wim Ottevaere permanent representative of  Woconsult BVBA and/ or Woconsult BVBA, CFO

•    Mr. Johan Heylen, CCO

•    Mr. Antonin de Rollet de Fougerolles, CSO

•    Mr. Robert Zeldin, CMO

•    Mr. Guido Gielen, VP HR

•    Mr. Franciscus Gerrit Landolt, VP IP&Legal

In accordance with Article 7.13 of the Belgian Corporate Governance Code 2009, the system which allows members of the management of the Company to be (partly) remunerated by way of offering warrants, was approved by the Extraordinary General Meeting of the Company of 30 October 2009.

Subscription Form	The form that the Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	The selling, offering, engaging in a deferred sale (“verkoop op termijnlvente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruif”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/“transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	As defined above;

Warrant holder	The person entered into the Company’s warrant registry as the holder of one or more Warrants;

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4.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one common share.

In view of the law of March 26, 1999 and Article 598 BCC, the Exercise Price of the Warrants will equal the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during the period of thirty days preceding the Date of the Decision, as mentioned in a letter sent to the Selected Participants subsequently to the Date of the Decision, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

For clarity’s sake, it is specified that if the Date of the Offer and the Date of the Decision coincide, the Exercise Price of the Warrants shall at least equal the average closing rate of the share on Euronext Brussels during a period of thirty days preceding this date.

5.	Consequences for the existing shareholders and Warrant holders

In case the maximum number of Warrants to be issued (590,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the resulting dilution of such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 55,100,544 common shares), warrant holders (currently warrants which entitle to an aggregate of 2,504,032 shares) and holders of convertible bonds (currently entitling to an aggregate of 7,733,952 shares8), on a non-diluted (i.e. without taking into account the impact on the existing Warrant holders and holders of convertible bonds) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on a non-diluted basis)	% on a fully diluted basis
590,000 warrants to be issued	1.07%[9]	0.89%

Ablynx NV has an aggregate of 2,793,032 outstanding warrants, of which 578,000 warrants entitle the holder thereof to an aggregate of 289,000 shares (where two warrants entitle to subscribe for one share) and of which 2,215,032 warrants entitle the holder thereof to an aggregate of 2,215,032 shares (where one warrant entitles to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 2,504,032.

Ablynx NV has also an aggregate of 1,000 outstanding convertible bonds which entitle the holder thereof to an aggregate of 7,733,952 shares (with a current conversion ratio of 7,733.952 Shares per EUR 100,000 principal amount of convertible bonds, such conversion ratio being subject to potential changes pursuant to the terms and conditions of the convertible bonds). The total number of outstanding warrants

[8]	This number of shares is calculated on the basis of the current conversion price of EUR 12.93, which is however still subject to changes pursuant to the terms and conditions of such convertible bonds.
[9]

This percentage is the result of the quotient of the warrants to be issued and the currently outstanding shares (whereby neither the potential number of voting rights related to the currently outstanding warrants or convertible bonds, nor the number of warrants to be issued under this proposal are included in the denominator).

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

(in terms of voting rights) currently amounts to 3.83% of the total number of outstanding shares (on fully diluted basis) (i.e. 65,338,528 shares).

The Board believes that the percentage of outstanding warrants (even after the proposed issue) is not unusual compared with similar companies in the same sector.

As a general principle, the financial dilution that existing shareholders would face as a result of the exercising of the Warrants at a price that is lower than the price per share at the time when the Warrants have actually been exercised (the potential positive difference in terms of percentage between both prices, hereafter the “Benefit Percentage”, i.e. the benefit in terms of percentage the holders of Warrants would realize vis a vis the stock market price) can be calculated as follows: assuming (i) the maximum number of 590,000 warrants would be issued, (ii) the same number being offered and accepted and (iii) the same number would actually be exercised, the existing shareholders of the Company would undergo a financial dilution of a fixed percentage of the Benefit Percentage. Such fixed percentage is the quotient of the total number of warrants to be issued (numerator) and the sum of the total number of outstanding shares and the warrants to be issued (denominator). The fixed percentage for the proposed issue amounts to (rounded) 1.06%. In other words, for each percentage point of “benefit” (vis à vis the then prevailing stock market price) that would be realized by the Selected Participants by exercising the Warrants, the existing shareholders would undergo 0.0106% of financial dilution.

In addition, the issue of the Warrants may cause an economic shift from the shareholders to the Warrant holders at the occasion of the exercise of the Warrants, if the value of the common shares would be higher than the Exercise Price of the Warrants at the time of the issue of common shares further to the exercise of Warrants. This is an inherent characteristic of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company linked to the issue of the Warrants and is even desirable, taking into account the purpose of the issue of Warrants, as set out in Article 2 of this report.

The net intrinsic value of the existing shares on the date of the annual accounts of the Company ending on 30 June 2015 amounted to EUR 2.6410 per (at that time existing) share. On the basis of the current stock price of the Company the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share at that time). However, based on the current price per share, the exercise price shall largely exceed the fractional value of the share as included in the annual accounts (EUR 1.87).

A number of simulations based on the hypothetical exercise prices is attached to this report as Annex 1 and demonstrates that, depending on the exercise price, the exercise of Warrants could lead to a decrease or an increase of the net intrinsic value of the existing shares.

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Based on this model, the estimated cost to be recognized amounts to EUR 3,066,997, and shall be spread over 3 years, as set out in Article 6.2.5.

6.	Issue and exercise conditions

6.1	Number of common shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) common share.

[10]	Value based on the balance sheet, prepared in accordance with Belgian GAAP.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

6.2	Offer of, subscription for, and vesting of the Warrants

6.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept the Offer and to which the Belgian tax law of March 26, 1999 applies.

6.2.2	Offer of Warrants to the Selected Participants

The Offer of the Warrants to the Selected Participants will occur on the Date of the Decision to issue, or as desired by a Proxyholder of the Board, on a later date, and always based on a decision of a Proxyholder of the Board, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The Selected Participants will be informed in writing by a Proxyholder of the Board mentioning the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

6.2.3	Subscription period

Each Selected Participant has an acceptance period, which upon choice of the relevant Proxyholder of the Board for each individual beneficiary shall amount to sixty (60) calendar days or seventy five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by a Proxyholder of the Board for each individual beneficiary in writing in the notice of the offer made by such Proxyholder of the Board to the beneficiary in accordance with Article 6.2.2.

The acceptance may, in regard to this issue, relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy five (75) calendar days and no acceptance of Warrants shall be possible thereafter.

The Subscription Form at the same time serves as a (necessary) proxy to establish the subscription for the Warrants by the relevant Selected Participant before a notary.

In order to validly accept the Offer, the Selected Participant will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrant holder, if he/she does not yet have such an account. If the Warrant holder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

6.2.4	Granting of the Warrants

After the expiry of the period of sixty (60) respectively seventy five (75) calendar days referred to above, the Proxyholder(s) of the Board shall within a reasonable period of time proceed to the recordation of the

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

6.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 6.3.6 and 6.3.7), the Warrants that are granted to the Selected Participants shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a three year period, with 28% of the Warrants vesting on the first anniversary of the Date of the Offer by the Proxyholder of the Board, and the balance vesting in equal quarterly installments thereafter (one eighth of the remainder, i.e. 9%, of the aggregate number of Warrants that are granted to this Selected Participant vesting per quarter) and subject to the condition that this person continues to be an employee, consultant, member of the management, or Director of the Company or an Affiliated Company at the relevant vesting date. It is understood that the term of the Warrants will not be extended for those Warrant holders who received the Offer from the Proxyholder of the Board on a later date than the Date of the Decision.

The vesting always relates to whole Warrants. In case 28% or 9% of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every quarter one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, such additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment, Consultancy Agreement or Directors’ appointment of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of the quarter.

6.3	Other terms and conditions of the Warrants

6.3.1	Issue Price

The Warrants may be subscribed for without charge.

6.3.2	Registered Warrants

The Warrants will be in registered form and shall be recorded in the registry of Warrant holders that is kept at the registered offices of the Company. They cannot be converted into dematerialized warrants.

6.3.3	Exercise Price

The Exercise Price (as determined above in Article 4 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the common shares prevailing at the time of the issue of common shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties to the same extent as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s general meeting of shareholders taken in accordance with the rules applicable to an amendment of the Articles of Association.

6.3.4	Term of the Warrant

The term of the Warrants shall be seven years as of the Date of the Decision, irrespective of the relevant Date of the Offer in respect of a Selected Participant.

6.3.5	The Exercise Periods

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

Without prejudice to Articles 6.2.5, 6.3.6 and 6.3.7, the Warrants that are vested may only be exercised, in accordance with Article 6.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

In case the Exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code), the relevant Exercise Period will be extended until after the end of such “closed period” or “prohibited period” and with such number of bank business days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise Period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period, it being understood that if the term of the Warrants ends within an Exercise Period, such Exercise Period shall lapse on the last bank business day within the term of the Warrants.

The Warrant holder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 6.3.6 and 6.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

6.3.6	Exercisability of the Warrants: exceptions and restrictions

6.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(A)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrant holder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 6.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

The Warrants also lapse upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for reasons other than set out in the preceding paragraph, in case of noncompliance by the Selected Participant with clauses under the Employment Agreement, the Consultancy Agreement or the Director’s appointment, which contain obligations for the period after the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment and which obligations do not end together with the relevant agreement.

(B)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 6.3.6.1(i), 6.3.6.2 and 6.3.6.3

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant who is also Warrant holder, for a reason other than the reasons set out in

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

Articles 6.3.6.1(i), 6.3.6.2 and 6.3.6.3, an additional Exercise Period shall apply for such Selected Participant, during the first fifteen days of the quarter in which the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment, as the case may be, falls, notwithstanding any extensions in accordance with Article 6.3.5, in respect of the at that time (pursuant to Article 6.2.5) vested Warrants, even if such Exercise Period precedes the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies. The tax consequences of such exercise will exclusively be borne by the relevant Warrant holder.

Contrary to article 6.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to article 6.2.5).

6.3.6.2	Death

Upon the death of a Warrant holder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrant holder that are not yet exercised, are transferred to the Beneficiary of the Warrant holder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrant holder that at the time of death are not vested in accordance with Article 6.2.5, will lapse automatically and become of no value.

A Warrant holder may only designate his or her spouse (including the legal partner) and/or his estate as Beneficiaries.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the Warrants will be allocated to the estate.

In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

6.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrant holder, because of his legal retirement or the reaching of the retiring age, the Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrant holder that are not vested in accordance with to Article 6.2.5 at the time of his retirement, will lapse automatically and become of no value.

6.3.7	Acceleration of the exercise of the Warrants

6.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrant holder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 6.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

(C)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrant holder.

The Company shall inform the Warrant holders in writing in case one of the foregoing events occurs.

In case the Warrant holder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

6.3.8	Non-transferability of the Warrants

The Warrants are not transferable except in case of death of a Warrant holder, in which case the Warrants held by the Warrant holder at the time of death are transferred to the Beneficiary in accordance with Article 6.3.6.2. Any tax consequences of a transfer pursuant to an obl’igation under the Articles of Association or pursuant to law will be borne by the Warrant holder.

6.3.9	Common shares to which the Warrant holder is entitled

6.3.9.1	Each Warrant entitles the holder thereof to subscribe for one common share of the Company.

The transferability of the common shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The common shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

6.3.9.2	The Company will only be held to issue common shares for the benefit of the Warrant holder upon the exercise of Warrants provided that the requirements set out in Article 6.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of common shares will be issued.

In the event of exercise of Warrants, the common shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of common shares upon the exercise of Warrants, the Board will arrange for the registration of such new common shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new common shares.

6.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	- the Board receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

(B)	the Board receives full payment of the common shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	the Board receives, in case the Warrants are exercised by a person or persons other than the Selected Participant, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	the Board receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

6.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of common shares, will be borne by the Warrant holders.

6.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the common shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrant holder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing common shares of the Company.

6.5	Exercise of the Warrants in accordance with the law

In the event that the Warrant holder exercises Warrants pursuant to Article 501 BCC, the common shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrant holder.

Article 501 BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrant holders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

6.6	Miscellaneous

6.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

6.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

6.6.3	Notifications

Any notification to the Warrant holder will be made by registered letter at the address mentioned in the registry of Warrant holders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or a Proxyholder of the Board will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 6.6.3.

Zwijnaarde, 23 February 2016

For the Board,

/s/ Edwin Moses

Edwin Moses, Director

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

Annex 1: simulations of the impact of hypothetical exercise prices on the future net intrinsic value per share

Simulation impact intrinsic value

# Shares	30/09/2015	54,512,424
Equity	30/09/2015	58,549,279
# Warrants (in number of shares) Convertible bond (# Shares/€)	30/09/2015 7.733.952	2,895,695 100,000,000
A. Actual situation, before issuance of the new warrants—Basic
Amount represented by 1 share Total		Equity in € 107 58,549,279
B. Actual situation, before issuance of the new warrants—Fully Diluted
Amount represented by 1 share Total		Equity in € 2.70 176,174,101.83
C. Situation after issuance of the new warrants with an exercise price of €11
Number of warrants to be issued exercise price	€11	590,000
Amount represented by 1 share Total		Equity in € 2.78 182,664,101.83
D. Situation after issuance of the new warrants with an exercise price of €12
Number of warrants to be issued exercise price	€12	590,000
Amount represented by 1 share Total		Equity in € 2.79 183,254,101.83
E. Situation after issuance of the new warrants with an exercise price of €13
Number of warrants to be issued exercise price	€13	590,000
Amount represented by 1 share Total		Equity in € 2.80 183,844,101.83

14

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

Ablynx NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”) REGARDING THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES, CERTAIN MEMBERS OF THE MANAGEMENT OF THE COMPANY AND A STILL TO BE APPOINTED MEMBER OF THE MANAGEMENT OF THE COMPANY

The Board of Directors of the Company (the “Board”) contemplates, within the context of the authorized capital which was granted to the Board by the General Meeting on 18 July 2013 and which explicitly includes, in accordance with Article 605 BCC, the authorization to issue warrants and the preferential right of the company’s shareholders being limited or cancelled, to issue a maximum of seven hundred and forty thousand (740,000) warrants free of charge, of which (i) a maximum of (four hundred and thirty thousand) (430,000) warrants for the benefit of certain employees, (ii) a maximum of hundred sixty thousand (160,000) warrants for the benefit of certain members of the management of the Company and (iii) a maximum of hundred fifty thousand (150,000) warrants for a still to be appointed member of the management of the Company, each of such warrants entitling the holder thereof to subscribe for one new share of the Company against payment of an exercise price (as defined below in Article 4 of this Report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the preferential subscription rights of the existing shareholders, warrant holders, and holders of convertible bonds.

The Board refers to its special report in accordance with Articles 596 and 598 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders, warrant holders and holders of convertible bonds for the benefit of certain employees, certain members of the management of the Company and a still to be appointed member of the management of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders.

In this report, the Board, in accordance with Article 583 BCC, describes the purpose and justification for the issue of Warrants. Furthermore, for purposes of completeness of this report, the Board will also describe the exercise price and financial impact on existing shareholders, warrant holders and holders of convertible bonds of the Company of the issue of the Warrants, (which is also described in the report of the Board in accordance with Articles 596 and 598 BCC).

The capitalized words in this report are defined in Section 3 of this report.

1.	Authorised Capital

1.1	Description of the authorised capital

In accordance with Article 6.1 of the Articles of Association of the Company, the Board is authorised to increase the capital on one or more occasions by an amount equal to EUR 90,695,406.12. This authorisation was granted by the general shareholders’ meeting of 18 July 2013 and is valid for a period of five years as from the publication of the resolution in the Annexes to the Belgian State Gazette on 8 August 2013. This authorisation is also valid for warrants and convertible bonds.

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Pursuant to Article 6.2, b of the Articles of Association of the Company, the Board is also authorized, within the limits of the authorised capital, to limit or cancel the preferential subscription rights of the shareholders within the mandatory constraints of and in accordance with the mandatory provisions of the Belgian Companies Code, if such limitation or cancellation is in the interest of the Company. Such restriction or cancellation is also allowed for the benefit of employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries) and/or, unless prohibited under mandatory law, for the benefit of one or more certain persons who are not employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries).

The Board envisages to use its authorisation under the authorised capital within the context of this issue and cancel the preferential subscription rights of the existing shareholders, warrant holders and holders of convertible bonds.

1.2	Available amount under the authorised capital

Since the General Meeting granted authorisation on 18 July 2013, the Board has used its authorisation on the following occasions:

•	on 30 June 2014 when 4,908,332 new shares of the Company were issued with a total representing capital value (i.e. only the par value disregarding the issue premium) of EUR 9,178,580.84;

•	on 27 May 2015 the Company has issued 1,000 convertible bonds with a principal amount of EUR 100,000 per convertible bond and an initial conversion price of EUR 12,93. Pursuant to the terms and conditions of such convertible bonds, such conversion price is subject to changes (e.g. in the event of a change of control or in the event of the issuance of dividends, as defined in the terms and conditions), so that the exact maximum amount of the authorised capital which would be used cannot be determined at this time. The Company has however earmarked EUR 14,454,771.58 of the then available amount under the authorized capital to cover any potential decrease of the conversion price.

•	on 14 September 2015 the Company issued 290,000 warrants of which 140,000 warrants for the benefit of certain employees and 150,000 warrants for the benefit of a, at that time, still to be recruited and appointed member of the management of the Company. Taking into account a par value of EUR 1.87 at that time, EUR 542,300 of the then available amount under the authorized capital was used.

•	on 24 February 2016 the Company issued 590,000 warrants of which 350,000 warrants for the benefit of certain employees and 240,000 warrants for the benefit of certain members of the executive committee of the Company. Taking into account a par value of EUR 1.87 at that time, EUR 1,103,300.00 of the then available amount under the authorized capital was used.

•	on 1 June 2016 when 5,533,720 new shares of the Company were issued with a total representing capital value (i.e. only the par value disregarding the issue premium) of EUR 10,348,056.40;

•	on 9 September 2016 the Company issued 320,000 warrants of which 170,000 warrants for the benefit of certain employees and 150,000 warrants for the benefit of a still to be nominated member of the management of the Company. Taking into account a par value of EUR 1.87 at that time, EUR 598,400 of the then available amount under the authorized capital was used.

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As a result of the above mentioned transactions EUR 54,469,997.30 is currently available under the authorised capital. If the maximum number of warrants would be issued, EUR 1,383,800 under the authorised capital would be used, subject to a current par value of EUR 1.87, so that after the transaction EUR 53,086,197.30 would still be available under the authorisation in respect of the authorised capital.

2.	Justification for the issue of the Warrants

The Board aims to achieve the following purposes with the issue of the Warrants:

i.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, insofar as the tax treatment of these Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

3.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Additional Offer:	The offer of the Warrants that has been notified to a Selected Participant in accordance with the second paragraph of article 6.2.2;

Affiliated Company	A company affiliated with the Company within the meaning of Article 11 BCC;

Beneficiary	The person who is designated in accordance with Article 6.3.6.2. by the Warrant holder to exercise the rights of the Warrant holder attached to the Warrants after his death;

Board	As defined above;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	The agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The date of the decision of the Board to issue the Warrants;

Date of the Offer	The date on which a Proxyholder of the Board offers the Warrants, under the Initial Offer, and, as the case may be, also Warrants under the Additional Offer to the Selected Participants in accordance with the third paragraph of Article 6.2.2;

Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	The agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated

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Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	The effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between a relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

ESOP account	The securities account taken out with KBC Bank NV, as referred to in Article 6.2.3;

Exercise Period	The period or periods during which the Warrant holder in accordance with article 6.3.5 may exercise the Warrants granted with a view to acquiring shares of the Company;

Exercise Price	The price for the acquisition of one share upon the exercise of a Warrant, as set out herein;

General Meeting	The General Meeting of Shareholders of the Company;

Initial Offer	The offer of the Warrants that has been notified to a Selected Participant in accordance with the first paragraph of article 6.2.2;

Offer	The offer of the Warrants that has been notified to a Selected Participant in accordance with Article 6.2.2 of this report, and which can relate to the Initial Offer, as well as to the Additional Offer;

Proxyholder(s) of the Board	The person(s) to whom the Board grants a power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of Warrants that will be offered to each of the Selected Participants and to carry out all acts which are necessary or useful regarding the offer of the Warrants and to realize the issue of Warrants. If a Proxyholder of the Board is a Selected Participant himself, such proxyholder shall not act with respect to Warrants which would be offered to him or her.

Securities	Shares, bonds, warrants and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

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Selected Participant

The person to whom Warrants will be offered by a Proxyholder of the Board.

The Selected Participants are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom the Warrants will be offered by a Proxyholder of the Board, as well as to the following persons of which the identity is disclosed in accordance with Article 598 BCC:

•    Mr. Edwin Moses, CEO;

•    Mr. Wim Ottevaere permanent representative of Woconsult BVBA and/ or Woconsult BVBA, CFO;

•    Mr. Johan Heylen, CCO;

•    Mr. Antonin de Rollet de Fougerolles, CSO;

•    Mr. Robert Zeldin, CMO;

•    Mr. Guido Gielen, VP HR;

•    Mr. Franciscus Gerrit Landolt, VP IP&Legal;

and, further, to a still to be appointed member of the management of the Company, whose identity will be unknown on the Date of the Decision.

In accordance with Article 7.13 of the Belgian Corporate Governance Code 2009, the system which allows members of the management of the Company to be (partly) remunerated by way of offering warrants, was approved by the Extraordinary General Meeting of the Company of 30 October 2009.

Subscription Form	The form that a Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	The selling, offering, engaging in a deferred sale (“verkoop op termijn/vente à terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruit”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/”transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	As defined above;

Warrant holder	The person entered into the Company’s warrant registry as the holder of one or more Warrants;

4.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one share.

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In view of the law of March 26, 1999 and Article 598 BCC, the Exercise Price of the Warrants will equal the highest of the following two values: (i) the average closing rate of the share on Euronext Brussels during the period of thirty days preceding the Date of the Decision, as mentioned in a letter sent to the Selected Participants subsequently to the Date of the Decision, and (ii) the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

For clarity’s sake, it is specified that if the Date of the Offer and the Date of the Decision would coincide, the Exercise Price of the Warrants would be at least equal the average closing rate of the share on Euronext Brussels during a period of thirty days preceding this date.

5.	Consequences for the existing shareholders, warrant holders and holders of convertible bonds

In case the maximum number of Warrants to be issued (740,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the resulting dilution of such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 61,076,074 shares), warrant holders (currently warrants which entitle to an aggregate of 2,454,788 shares) and holders of convertible bonds (currently entitling to an aggregate of 7,733,952 shares11), on a non-diluted (i.e. without taking into account the impact on the existing Warrant holders and holders of convertible bonds) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares (=on a non-diluted basis)	% on a fully diluted basis
740,000 warrants to be issued	1.21%[12]	1.03%

Ablynx NV has an aggregate of 2,739,538 outstanding warrants, of which 569,500 warrants entitle the holder thereof to an aggregate of 284,750 shares (where two warrants entitle to subscribe for one share) and of which 2,170,038 warrants entitle the holder thereof to an aggregate of 2,170,038 shares (where one warrant entitles to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 2,454,788.

Ablynx NV has also an aggregate of 1,000 outstanding convertible bonds which entitle the holder thereof to an aggregate of 7,733,952 shares (with a current conversion ratio of 7,733.952 Shares per EUR 100,000 principal amount of convertible bonds, such conversion ratio being subject to potential changes pursuant to the terms and conditions of the convertible bonds).

The total number of outstanding warrants (in terms of voting rights) currently amounts to 3.44% of the total number of outstanding shares (on fully diluted basis) (i.e. 71,264,814 shares).

The Board believes that the percentage of outstanding warrants (even after the proposed issue) is not unusual compared with similar companies in the same sector.

[11]	This number of shares is calculated on the basis of the current conversion price of EUR 12.93, which is however still subject to changes (without bottom line) pursuant to the terms and conditions of such convertible bonds.
[12]	This percentage is the result of the quotient of the warrants to be issued and the currently outstanding shares (whereby neither the potential number of voting rights related to the currently outstanding warrants or convertible bonds, nor the number of warrants to be issued under this proposal are included in the denominator).

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As a general principle, the financial dilution that existing shareholders would face as a result of the exercising of the Warrants at a price that is lower than the price per share at the time when the Warrants have actually been exercised (the potential positive difference in terms of percentage between both prices, hereafter the “Benefit Percentage”, i.e. the benefit in terms of percentage the holders of Warrants would realize vis a vis the stock market price) can be calculated as follows: assuming (i) the maximum number of 740,000 warrants would be issued, (ii) the same number being offered and accepted and (iii) the same number would actually be exercised, the existing shareholders of the Company would undergo a financial dilution of a fixed percentage of the Benefit Percentage. Such fixed percentage is the quotient of the total number of warrants to be issued (numerator) and the sum of the total number of outstanding shares and the warrants to be issued (denominator). The fixed percentage for the proposed issue amounts to (rounded) 1.20%. In other words, for each percentage point of “benefit” (vis a vis the then prevailing stock market price) that would be realized by the Selected Participants by exercising the Warrants, the existing shareholders would undergo 0.0120% of financial dilution.

In addition, the issue of the Warrants may cause an economic shift from the shareholders to the Warrant holders at the occasion of the exercise of the Warrants, if the value of the shares would be higher than the Exercise Price of the Warrants at the time of the issue of shares further to the exercise of Warrants. This is an inherent characteristic of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company linked to the issue of the Warrants and is even desirable, taking into account the purpose of the issue of Warrants, as set out in Article 2 of this report.

The net intrinsic value of the existing shares on the date of the annual accounts of the Company ending on 31 December 2015 amounted to EUR 3.0113 per (at that time existing) share. On the basis of the current stock price of the Company the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share at that time). However, based on the current price per share, the exercise price shall largely exceed the fractional value of the share (EUR 1.87).

A number of simulations based on the hypothetical exercise prices is attached to this report as Annex 1 and demonstrates that, depending on the exercise price, the exercise of Warrants could lead to a decrease or an increase of the net intrinsic value of the existing shares.

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Based on this model, the estimated cost to be recognized amounts to EUR 3,981,200 , and shall be spread over a period of 3 years, as set out in Article 6.2.5.

6.	Issue and exercise conditions

6.1	Number of shares

Each Warrant shall entitle the Holder thereof to subscribe for one (1) share.

6.2	Offer of, subscription for, and vesting of the Warrants

6.2.1	Qualifying persons

[13]	Net intrinsic value as appears from the balance sheet on 31 December 2015 (prepared in accordance with Belgian GAAP) divided by the number of shares which were outstanding on 31 December 2015.

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The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept an Offer and to which the Act of 26 March 1999 concerning the 1998 Belgian Employment Action Plan applies.

6.2.2	Offer of Warrants to the Selected Participants

The initial offer of the Warrants to the Selected Participants will occur on the Date of the Decision to issue, or as desired by a Proxyholder of the Board, on a later date, and always based on a decision of a Proxyholder of the Board, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

Upon recommendation by the Remuneration Committee, a Proxyholder of the Board may decide to offer an additional number of Warrants to certain Selected Participants if the relevant Selected Participant has accepted a minimum number of Warrants under the Initial Offer (the Proxyholder of the Board will inform the relevant Selected Participant of this number in the offer letter of the Initial Offer), it being understood that the additional number of Warrants offered cannot be higher than the number of Warrants which have been accepted by the relevant Selected Participant under the Initial Offer.

The relevant Selected Participant will be informed in writing by a Proxyholder of the Board mentioning the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

6.2.3	Subscription period

Each Selected Participant, who receives an Offer of Warrants, has an acceptance period, which upon choice of the relevant Proxyholder of the Board for each individual beneficiary shall amount to sixty (60) calendar days or seventy-five (75) calendar days as of the Date of the Offer, to inform the Company by means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by a Proxyholder of the Board for each individual beneficiary in writing in the notice of the offer made by such Proxyholder of the Board to the beneficiary in accordance with Article 6.2.2.

The acceptance may relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned to the Company. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy-five (75) calendar days and no acceptance of Warrants shall be possible thereafter.

The Subscription Form at the same time serves as a (necessary) proxy to establish the subscription for the Warrants by the relevant Selected Participant before a notary.

In order to validly accept the Offer, a Selected Participant will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrant holder, if he/she does not yet have such an account. If the Warrant holder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

6.2.4	Granting of the Warrants

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After the expiry of the aforementioned subscription period of sixty (60) respectively seventy-five (75) calendar days, the Proxyholder(s) of the Board shall within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

6.2.5	Vesting of the Warrants

6.2.5.1	Initial Offer of Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 6.3.6 and 6.3.7), the Warrants that are granted to the Selected Participants following the Initial Offer shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a three year period, with 28% of the Warrants vesting on the first anniversary of the date of the First Offer by the Proxyholder of the Board, and the balance vesting in equal quarterly installments thereafter (one eighth of the remainder, i.e. 9%, of the aggregate number of Warrants that are granted to this Selected Participant vesting per quarter) and subject to the condition that this person continues to be an employee, consultant, member of the management, or Director of the Company or an Affiliated Company at the relevant vesting date. It is understood that the term of the Warrants will not be extended for those Warrant holders who received the Offer from the Proxyholder of the Board on a later date than the Date of the Decision.

The vesting always relates to whole Warrants. In case 28% or 9% of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every quarter one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, such additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment, Consultancy Agreement or Directors’ appointment of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of the quarter.

6.2.5.2	Additional Offer

The warrants which were granted to, and accepted by, the Selected Participants within the framework of the Additional Offer shall only be acquired in its entirety and definitively (“vested”) after a full three-year period from the date of the Additional Offer. If the Employment Agreement of a Selected Participant ends (for the avoidance of doubt, irrespective of the reason or the party terminating the Employment Agreement and irrespective of what is set out in article 6.3.6) before the end of this full three year period, all warrants vested within the framework of the Additional Offer will be void and will become of no value.

It is understood that the term of the Warrants will not be extended for those Warrant holders who received the Offer from the Proxyholder of the Board on a later date than the Date of the Decision.

6.3	Other terms and conditions of the Warrants

6.3.1	Issue Price

The Warrants may be subscribed for without charge.

6.3.2	Registered Warrants

The Warrants will be in registered form and shall be recorded in the registry of Warrant holders that is kept at the registered offices of the Company. They cannot be converted into dematerialized warrants.

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6.3.3	Exercise Price

The Exercise Price (as determined above in Article 4 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the shares prevailing at the time of the issue of shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties to the same extent as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s general meeting of shareholders taken in accordance with the rules applicable to an amendment of the Articles of Association.

6.3.4	Term of the Warrant

The term of the Warrants shall be seven years as of the Date of the Decision, irrespective of the relevant Date of the Offer in respect of a Selected Participant.

6.3.5	The Exercise Periods

Without prejudice to Articles 6.2.5, 6.3.6 and 6.3.7, the Warrants that are vested may only be exercised, in accordance with Article 6.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

In case the Exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code), the relevant Exercise Period will be extended until after the end of such “closed period” or “prohibited period” and with such number of bank business days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise Period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period, it being understood that if the term of the Warrants ends within an Exercise Period, such Exercise Period shall lapse on the last bank business day within the term of the Warrants.

The Warrant holder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 6.3.6 and 6.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

6.3.6	Exercisability of the Warrants: exceptions and restrictions

6.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(A)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii)

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the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrant holder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 6.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(B)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 6.3.6.1 (i), 6.3.6.2 and 6.3.6.3

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant who is also Warrant holder, for a reason other than the reasons set out in Articles 6.3.6.1 (i), 6.3.6.2 and 6.3.6.3, an additional Exercise Period shall apply for such Selected Participant, during the first fifteen days of the quarter in which the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment, as the case may be, falls, notwithstanding any extensions in accordance with Article 6.3.5, in respect of the at that time (pursuant to Article 6.2.5) vested Warrants, even if such Exercise Period precedes the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies. The tax consequences of such exercise will exclusively be borne by the relevant Warrant holder.

Contrary to article 6.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to article 6.2.5).

6.3.6.2	Death

Upon the death of a Warrant holder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrant holder that are not yet exercised, are transferred to the Beneficiary of the Warrant holder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrant holder that at the time of death are not vested in accordance with Article 6.2.5, will lapse automatically and become of no value.

A Warrant holder may only designate his or her spouse (including the legal partner) and/or his estate as Beneficiaries.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the Warrants will be allocated to the estate.

In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

6.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrant holder, because of his legal retirement or the reaching of the retiring age, this Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrant holder that are not vested in accordance with to Article 6.2.5 at the time of his retirement, will lapse automatically and become of no value.

6.3.7	Acceleration of the exercise of the Warrants

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6.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrant holder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 6.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

(C)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrant holder.

The Company shall inform the Warrant holders in writing in case one of the foregoing events occurs.

In case the Warrant holder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

6.3.8	Non-transferability of the Warrants

The Warrants are not transferable except in case of death of a Warrant holder, in which case the Warrants held by the Warrant holder at the time of death are transferred to the Beneficiary in accordance with Article 6.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association or pursuant to law will be borne by the Warrant holder.

6.3.9	Shares to which the Warrant holder is entitled

6.3.9.1	Each Warrant entitles the holder thereof to subscribe for one share of the Company.

The transferability of the shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

6.3.9.2	The Company will only be held to issue shares for the benefit of the Warrant holder upon the exercise of Warrants provided that the requirements set out in Article 6.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of shares will be issued.

In the event of exercise of Warrants, the shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of shares upon the exercise of Warrants, the Board will arrange for the registration of such new shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new shares.

6.3.10	Exercise procedure

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An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	- the Board receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(B)	the Board receives full payment of the shares that are subscribed for upon Exercise of the Warrants, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

(C)	the Board receives, in case the Warrants are exercised by a person or persons other than the Warrant holder, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	the Board receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

6.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of shares, will be borne by the Warrant holders.

6.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrant holder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing shares of the Company.

6.5	Exercise of the Warrants in accordance with the law

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In the event that the Warrant holder exercises Warrants pursuant to Article 501 BCC, the shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrant holder.

Article 501 BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrant holders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

6.6	Miscellaneous

6.6.1	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

6.6.2	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

6.6.3	Notifications

Any notification to the Warrant holder will be made by registered letter at the address mentioned in the registry of Warrant holders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or a Proxyholder of the Board will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 6.6.3.

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22 February 2017

For the Board,

/s/ Remi Vermeiren

Remi Vermeiren, Director

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Annex 1: simulations of the impact of hypothetical exercise prices on the future net intrinsic value per share

Simulation impact intrinsic value
# Shares	30/06/2016	60,870,926
Equity	30/06/2016	125,529,803
# Warrants (in # Shares)	16/01/2017	2,454,788
Convertible bond (# Shares/€)	7,733,952	100,000,000
A. Current situation, before issuance of the new warrants—Basic

	Equity in €
Amount represented by 1 share		2.06
Total		125,529,803
B. Situation before issuance of the new warrants—Fully Diluted

	Equity in €
Amount represented by 1 share		3.46
Total		245,633,033.50

C. Situation after issuance of the new warrants with an exercise price of €12
number of warrants to be issued		740,000
exercise price	€12

	Equity in €
Amount represented by 1 share		3.54

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Total		254,513,033.50
D. Situation after issuance of the new warrants with an exercise price of €13
	—
number of warrants to be issued		740,000
exercise price	€13
	Equity in €
Amount represented by 1 share		3.56
Total		255,253,033.50
E. Situation after issuance of the new warrants with an exercise price of €14
	—
number of warrants to be issued		740,000
exercise price	€14
	Equity in €
Amount represented by 1 share		3.57
Total		255,993,033.50
F. Situation after issuance of the new warrants with an exercise price of €15
	—
number of warrants to be issued		740,000
exercise price	€15

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	Equity in €
Amount represented by 1 share		3.58
Total		256,733,033.50

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ABLYNX NV

Limited Liability Company (“Naamloze Vennootschap”)

Registered offices: Technologiepark 21, 9052 Zwijnaarde

Company number: 0475.295.446

(the “Company”)

SPECIAL REPORT BY THE BOARD OF DIRECTORS IN ACCORDANCE WITH ARTICLE 583 OF THE BELGIAN COMPANY CODE (“BCC”) REGARDING THE ISSUE OF WARRANTS FOR THE BENEFIT OF CERTAIN EMPLOYEES, AND TWO STILL TO BE APPOINTED MEMBERS OF THE MANAGEMENT OF THE COMPANY

The Board of Directors of the Company (the “Board”) contemplates, within the context of the authorized capital which was granted to the Board by the General Meeting on 18 July 2013 and which explicitly includes, in accordance with Article 605 BCC, the authorization to issue warrants and the preferential right of the company’s shareholders being limited or cancelled, to issue a maximum of six hundred and seventy thousand (670,000) warrants free of charge, of which (i) a maximum of three hundred and seventy thousand (370,000) warrants for the benefit of certain employees, and (ii) a maximum of three hundred thousand (300,000) warrants for the benefit of two (2) still to be appointed members of the management of the Company, each of such warrants entitling the holder thereof to subscribe for one new share of the Company against payment of an exercise price (as defined below in Article 4 of this Report), per warrant exercised, to be immediately and fully paid up upon exercise of the relevant warrant (the “Warrants”). The Warrants will be issued with cancellation of the preferential subscription rights of the existing shareholders, warrant holders, and holders of convertible bonds.

The Board refers to its special report in accordance with Article 596 BCC of even date herewith in which the Board justifies the proposed cancellation of the preferential subscription rights of the existing shareholders, warrant holders and holders of convertible bonds for the benefit of certain employees and two still to be appointed members of the management of the Company, in particular in respect of the issue price and the financial impact of the transaction for the shareholders.

In this report, the Board, in accordance with Article 583 BCC, describes the purpose and justification for the issue of Warrants. Furthermore, for purposes of completeness of this report, the Board will also describe the exercise price and financial impact on existing shareholders, warrant holders and holders of convertible bonds of the Company of the issue of the Warrants, (which is also described in the report of the Board in accordance with Article 596 BCC).

The capitalized words in this report are defined in Section 3 of this report.

1.	Authorised Capital

1.1	Description of the authorised capital

In accordance with Article 6.1 of the Articles of Association of the Company, the Board is authorised to increase the capital on one or more occasions by an amount equal to EUR 90,695,406.12. This authorisation was granted by the general shareholders’ meeting of 18 July 2013 and is valid for a period of five years as from the publication of the resolution in the Annexes to the Belgian State Gazette on 8 August 2013. This authorisation is also valid for warrants and convertible bonds.

Pursuant to Article 6.2, b of the Articles of Association of the Company, the Board is also authorised, within the limits of the authorised capital, to limit or cancel the preferential subscription rights of the shareholders within the mandatory constraints of and in accordance with the mandatory provisions of the

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Belgian Companies Code, if such limitation or cancellation is in the interest of the Company. Such restriction or cancellation is also allowed for the benefit of employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries) and/or, unless prohibited under mandatory law, for the benefit of one or more certain persons who are not employees of the Company or of its subsidiaries (where the Company has incorporated subsidiaries).

The Board envisages to use its authorisation under the authorised capital within the context of this issue and cancel the preferential subscription rights of the existing shareholders, warrant holders and holders of convertible bonds.

1.2	Available amount under the authorised capital

Since the General Meeting granted authorisation on 18 July 2013, the Board has used its authorisation on the following occasions:

•	on 30 June 2014 when 4,908,332 new shares of the Company were issued with a total representing capital value (i.e. only the par value disregarding the issue premium) of EUR 9,178,580.84;

•	on 27 May 2015 the Company has issued 1,000 convertible bonds with a principal amount of EUR 100,000 per convertible bond and an initial conversion price of EUR 12,93. Pursuant to the terms and conditions of such convertible bonds, such conversion price is subject to changes (e.g. in the event of a change of control or in the event of the issuance of dividends, as defined in the terms and conditions), so that the exact maximum amount of the authorised capital which would be used cannot be determined at this time. The Company has however earmarked EUR 14,454,771.58 of the then available amount under the authorized capital to cover any potential decrease of the conversion price.

•	on 14 September 2015 the Company issued 290,000 warrants of which 140,000 warrants for the benefit of certain employees and 150,000 warrants for the benefit of a, at that time, still to be recruited and appointed member of the management of the Company. Taking into account a par value of EUR 1.87 at that time, EUR 542,300 of the then available amount under the authorized capital was used.

•	on 24 February 2016 the Company issued 590,000 warrants of which 350,000 warrants for the benefit of certain employees and 240,000 warrants for the benefit of certain members of the executive committee of the Company. Taking into account a par value of EUR 1.87 at that time, EUR 1,103,300.00 of the then available amount under the authorized capital was used.

•	on 1 June 2016 when 5,533,720 new shares of the Company were issued with a total representing capital value (i.e. only the par value disregarding the issue premium) of EUR 10,348,056.40;

•	on 9 September 2016 the Company issued 320,000 warrants of which 170,000 warrants for the benefit of certain employees and 150,000 warrants for the benefit of a still to be nominated member of the management of the Company. Taking into account a par value of EUR 1.87 at that time, EUR 598,400 of the then available amount under the authorized capital was used.

•

on 22 February 2017 the Company issued 740,000 warrants of which 430,000 warrants for the benefit of certain employees, 160,000 warrants for the benefit of certain members of the management of the Company and 150,000 warrants for the benefit of a still to be nominated member of the management of the Company. Taking into account a par value

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of EUR 1.87 at that time, EUR 1,383,800 of the then available amount under the authorized capital was used.

As a result of the above mentioned transactions EUR 53,086,197.30 is currently available under the authorised capital. If the maximum number of warrants would be issued, EUR 1,252,900 under the authorised capital would be used, subject to a current par value of EUR 1.87, so that after the transaction EUR 51,833,297.30 would still be available under the authorisation in respect of the authorised capital.

2.	Justification for the issue of the Warrants

The Board aims to achieve the following purposes with the issue of the Warrants:

i.	creating a long-term incentive for the selected employees and consultants who are able to contribute substantially to the success and growth of the Company;

ii.	providing the Company with the necessary means to recruit and retain competent and experienced staff members; and

iii.	creating a common interest between the Selected Participants on the one hand and the shareholders of the Company on the other, aimed at an increase in the value of the Company’s shares.

The Board believes that these purposes are in the interest of the Company.

The proposed issue and exercise conditions of the Warrants are, insofar as the tax treatment of these Warrants is concerned, in accordance with the conditions set out in the Law of March 26, 1999 concerning the Belgian action plan for employment 1998 and in particular with Articles 41 through 49 of this law, insofar as the Warrants would be subscribed for by persons who would thereby receive a benefit in kind arising out of or in connection with their professional activity.

3.	Definitions

The words below shall have the following respective meaning for the purposes of this report:

Affiliated Company	A company affiliated with the Company within the meaning of Article 11 BCC;

Beneficiary	The person who is designated in accordance with Article 6.3.6.2 by the Warrant holder to exercise the rights of the Warrant holder attached to the Warrants after his death;

Board	As defined above;

Company	Ablynx NV, with registered offices at 9052 Zwijnaarde, Technologiepark 21 and with company number 0475.295.446;

Consultancy Agreement	The agreement other than an Employment Agreement or a Director’s appointment pursuant to which services are provided to the Company or an Affiliated Company;

Date of the Decision	The date of the decision of the Board to issue the Warrants;

Date of the Offer	The date on which a Proxyholder of the Board offers the Warrants, to the Selected Participants in accordance with of Article 6.2.2;

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Director’s appointment	An appointment as Director of the Company or an Affiliated Company;

Employment Agreement	The agreement within the meaning of the Belgian law of July 3, 1978 on employment agreements (or an agreement under a legal system other than Belgian law that corresponds in substance to an employment agreement) pursuant to which a person in a subordinated relationship provides services to the Company or an Affiliated Company;

End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment	The effective date of the termination, for any or no reason, of the Employment Agreement, the Consultancy Agreement or the Director’s appointment between a relevant Selected Participant and the Company or an Affiliated Company, with the exception of a termination that is coupled with a simultaneous employment under a (possibly new) Employment Agreement, a (possibly new) Consultancy Agreement or a (possibly new) Director’s appointment with the Company or an Affiliated Company;

ESOP account	The securities account taken out with KBC Bank NV, as referred to in Article 6.2.3;

Exercise Period	The period or periods during which the Warrant holder in accordance with article 6.3.5 may exercise the Warrants granted with a view to acquiring shares of the Company;

Exercise Price	The price for the acquisition of one share upon the exercise of a Warrant, as set out herein;

General Meeting	The General Meeting of Shareholders of the Company;

Offer	The offer of the Warrants that has been notified to a Selected Participant in accordance with article 6.2.2;

Proxyholder(s) of the Board	The person(s) to whom the Board grants a power of attorney to determine, on the basis of a recommendation by the Remuneration Committee of the Company, the number of Warrants that will be offered to each of the Selected Participants and to carry out all acts which are necessary or useful regarding the offer of the Warrants and to realize the issue of Warrants. If a Proxyholder of the Board is a Selected Participant himself, such proxyholder shall not act with respect to Warrants which would be offered to him or her.

Securities	Shares, bonds, warrants and other securities whether or not representing the share capital or granting voting rights, as well as securities that give the right to subscribe for or acquire securities or to convert into securities;

Selected Participant

The person to whom Warrants will be offered by a Proxyholder of the Board.

The Selected Participants are the persons, who at the time of the Offer will be associated with the Company by way of Employment Agreement and to whom the Warrants will be offered by a Proxyholder of the Board, as well as two still to be appointed members of the management of the Company, whose identity will be unknown on the Date of the Decision.

In accordance with Article 7.13 of the Belgian Corporate Governance Code 2009, the system which allows members of the management of the

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Company to be (partly) remunerated by way of offering warrants, was approved by the Extraordinary General Meeting of the Company of 30 October 2009.

Subscription Form	The form that a Selected Participant must complete and sign for acceptance or refusal of the Warrants offered to him/her, and that (in case of acceptance) entails a proxy to subscribe before a notary for the Warrants offered to him/her;

Transfer	The selling, offering, engaging in a deferred sale (“verkoop op termijn/vente a terme”) or pledging of Securities or the granting of a right of usufruct (“vruchtgebruik/usufruif”) or any other right with regard to Securities or the granting of options to buy or sell Securities or the disposing of Securities in any other manner or the conclusion of a swap or other agreement which in part or entirely transfers the economic advantages or the ownership of Securities, whether or not for consideration, whether by reason of universal transfer (“algemene rechtsopvolging”/”transfert universel”) or otherwise and whether or not such transfer is settled by means of a transfer of securities, in cash or in any other manner;

Warrant	As defined above;

Warrant holder	The person entered into the Company’s warrant registry as the holder of one or more Warrants;

4.	Issue price and exercise price

The Warrants will be offered free of charge.

Each Warrant will entitle the holder thereof to subscribe, under the conditions specified below, for one share.

In view of the law of March 26, 1999, the Exercise Price of the Warrants will equal the lowest of the following two values: (a) the average closing rate of the share on Euronext Brussels during a period of thirty days preceding the Date of the Offer, or (b) the last closing rate preceding the Date of the Offer, as to be determined in the Offer.

5.	Consequences for the existing shareholders, warrant holders and holders of convertible bonds

In case the maximum number of Warrants to be issued (670,000 Warrants), would be subscribed for and in case such Warrants would all be exercised, the resulting dilution of such exercise (in terms of relative shareholding, i.e. pro rata participation in the voting rights in, and the profits of, the Company) for the existing shareholders (currently 61,419,295 shares), warrant holders (currently warrants which entitle to an aggregate of 2,572,414 shares) and holders of convertible bonds (currently entitling to an aggregate of

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7,733,952 shares14), on a non-diluted (i.e. without taking into account the impact on the existing Warrant holders and holders of convertible bonds) as well as on fully diluted basis, as set out in the table hereunder.

	% in relation to the existing shares(=on a non-diluted basis)	% on a fully diluted basis
670,000 warrants to be issued	1.09%[15]	0.93%

Ablynx NV has an aggregate of 2,679,914 outstanding warrants, of which 215,000 warrants entitle the holder thereof to an aggregate of 107,500 shares (where two warrants entitle to subscribe for one share) and of which 2,464,914 warrants entitle the holder thereof to an aggregate of 2,464,914 shares (where one warrant entitles to subscribe for one share). The total number of voting rights that can be acquired upon the exercise of the outstanding warrants amounts to 2,572,414.

Ablynx NV has also an aggregate of 1,000 outstanding convertible bonds which entitle the holder thereof to an aggregate of 7,733,952 shares (with a current conversion ratio of 7,733.952 Shares per EUR 100,000 principal amount of convertible bonds, such conversion ratio being subject to potential changes pursuant to the terms and conditions of the convertible bonds).

The total number of outstanding warrants (in terms of voting rights) currently amounts to 3.59% of the total number of outstanding shares (on fully diluted basis) (i.e. 71,725,661 shares).

The Board believes that the percentage of outstanding warrants (even after the proposed issue) is not unusual compared with similar companies in the same sector.

As a general principle, the financial dilution that existing shareholders would face as a result of the exercising of the Warrants at a price that is lower than the price per share at the time when the Warrants have actually been exercised (the potential positive difference in terms of percentage between both prices, hereafter the “Benefit Percentage”, i.e. the benefit in terms of percentage the holders of Warrants would realize vis a vis the stock market price) can be calculated as follows: assuming (i) the maximum number of 670,000 warrants would be issued, (ii) the same number being offered and accepted and (iii) the same number would actually be exercised, the existing shareholders of the Company would undergo a financial dilution of a fixed percentage of the Benefit Percentage. Such fixed percentage is the quotient of the total number of warrants to be issued (numerator) and the sum of the total number of outstanding shares and the warrants to be issued (denominator). The fixed percentage for the proposed issue amounts to (rounded) 1.08%. In other words, for each percentage point of “benefit” (vis a vis the then prevailing stock market price) that would be realized by the beneficiaries by exercising the Warrants, the existing shareholders would undergo 0.0108% of financial dilution.

In addition, the issue of the Warrants may cause an economic shift from the shareholders to the Warrant holders at the occasion of the exercise of the Warrants, if the value of the shares would be higher than the Exercise Price of the Warrants at the time of the issue of shares further to the exercise of Warrants. This is an inherent characteristic of the Warrants to be issued, and the Board believes that this potential economic shift is acceptable in the light of the benefits for the Company linked to the issue of the Warrants and is even desirable, taking into account the purpose of the issue of Warrants, as set out in Article 2 of this report.

[14]	This number of shares is calculated on the basis of the current conversion price of EUR 12.93, which is however still subject to changes (without bottom line) pursuant to the terms and conditions of such convertible bonds.
[15]	This percentage is the result of the quotient of the warrants to be issued and the currently outstanding shares (whereby neither the potential number of voting rights related to the currently outstanding warrants or convertible bonds, nor the number of warrants to be issued under this proposal are included in the denominator).

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The net intrinsic value of the existing shares on the date of the annual accounts of the Company ending on 31 December 2016 amounted to EUR 2.7416 per (at that time existing) share. On the basis of the current stock price of the Company the Board expects that the exercise price of the Warrants shall exceed that net intrinsic value. The Board points out that the final dilution that the net intrinsic value of the existing shares shall undergo, shall depend upon the final exercise price of the warrants (and the negative difference between that exercise price and the net intrinsic value per share at that time). However, based on the current price per share, the exercise price shall largely exceed the fractional value of the share (EUR 1.87).

A number of simulations based on the hypothetical exercise prices is attached to this report as Annex 1 and demonstrates that, depending on the exercise price, the exercise of Warrants could lead to a decrease or an increase of the net intrinsic value of the existing shares.

The costs in relation to the services received in compensation for the granting of such Warrants are booked under IFRS as a cost in the consolidated accounts of the Company. The total amount of the costs is spread over the vesting period and determined on the basis of the actual value of the Warrants on the date of grant by applying the Black & Scholes model. Based on this model, the estimated cost to be recognized amounts to EUR 3,195,900, and shall be spread over a period of 3 years, as set out in Article 6.2.5.

6.	Issue and exercise conditions

6.1	Number of shares

Each Warrant shall entitle the Warrant holder to subscribe for one (1) share.

6.2	Offer of, subscription for, and vesting of the Warrants

6.2.1	Qualifying persons

The Warrants will be offered to the Selected Participants.

The Company will apply the appropriate tax and social security treatment resulting from the subscription for free for the Warrants by Selected Participants that accept an Offer and to which the Act of 26 March 1999 concerning the 1998 Belgian Employment Action Plan applies.

6.2.2	Offer of Warrants to the Selected Participants

The offer of the Warrants to the Selected Participants will occur on the Date of the Decision, or as desired by a Proxyholder of the Board, on a later date, and always based on a decision of a Proxyholder of the Board, who, based on a recommendation by the Remuneration Committee of the Company, shall determine the number of Warrants that will be offered to each of the Selected Participants.

The relevant Selected Participant will be informed in writing of the Offer by a Proxyholder of the Board mentioning the number of Warrants that is offered to the relevant Selected Participant, as well as the issue and exercise conditions of such Warrants. A Subscription Form will be attached to the notification.

6.2.3	Subscription and acceptance of the Warrants

Each Selected Participant, who receives an Offer of Warrants, has an acceptance period, which upon choice of the relevant Proxyholder of the Board for each individual beneficiary shall amount to sixty (60) calendar days or seventy-five (75) calendar days as of the Date of the Offer, to inform the Company by

[16]	Net intrinsic value as appears from the balance sheet on 31 December 2016 (prepared in accordance with Belgian GAAP) divided by the number of shares which were outstanding on 31 December 2016.

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means of the Subscription Form of his/her acceptance or refusal of the Warrants offered to him/her. The acceptance period shall be determined by a Proxyholder of the Board for each individual beneficiary in writing in the notice of the offer made by such Proxyholder of the Board to the beneficiary in accordance with Article 6.2.2.

The acceptance may relate to all or part of the Warrants offered. For the avoidance of doubt, it is specified that no parts of Warrants will be issued.

In the event of acceptance, the Subscription Form must be returned to the Company. The Selected Participant that has not informed the Company of its acceptance before the expiry of the period of sixty (60), respectively seventy five (75) calendar days as of the Date of the Offer by means of the Subscription Form, shall irrefutably be deemed to have refused the Offer. The offer lapses upon the expiry of such period of sixty (60) respectively seventy-five (75) calendar days and no acceptance of Warrants shall be possible thereafter.

The Subscription Form at the same time serves as a (necessary) proxy to establish the subscription for the Warrants by the relevant Selected Participant before a notary.

In order to validly accept the Offer, a Selected Participant will take out an ESOP account with KBC Bank NV. For this purpose, the Offer will be accompanied by a form which contains the order for KBC Bank NV to open such account in the name of the Warrant holder, if he/she does not yet have such an account. If the Warrant holder does have an ESOP account with KBC Bank NV, the account number must be mentioned on the subscription form.

By mere acceptance of the Offer, the Selected Participant irrevocably undertakes to pay to the Company any applicable (withholding) taxes, levies and/or social security contributions, which (i) the Company would need to pay under the relevant legislation by way of deduction from wages or compensation of the Warrant holder or (ii) would be charged to the Warrant holder under the relevant legislation, but for which the Company may be held jointly and severally liable, together with the aggregate exercise price for the number of Warrants so exercised, if the Warrant holder does no longer work for the Company as employee, consultant or director (as the case may be) at the time of exercise or if the Company is not able to deduct such amounts from wages or compensation of the Warrant holder. In the event of failure to pay the amount of such (withholding) taxes, levies and/or social security contributions simultaneously with the aggregate exercise price, the exercise of Warrants is deemed to have not validly occurred and the corresponding shares will not be issued. Upon receipt of the exercise notice, the Company will inform such Warrant holder of the amount of applicable (withholding) taxes, levies and/or social security contributions which should be paid in addition to the aggregate exercise price. The obligation to pay the amount of applicable (withholding) taxes, levies and/or social security contributions as set forth in this paragraph shall not apply if the Warrant holder provides evidence to the Company that the applicable (withholding) taxes, levies and/or social security contributions have been paid in full to the relevant administrations.

6.2.4	Granting of the Warrants

After the expiry of the aforementioned subscription period of sixty (60) respectively seventy-five (75) calendar days, the Proxyholder(s) of the Board shall within a reasonable period of time proceed to the recordation of the realization of the issue of the Warrants for the number of Warrants that have been subscribed for by the Selected Participants.

6.2.5	Vesting of the Warrants

Without prejudice to the other exercise conditions of the Warrants (amongst others, Articles 6.3.6 and 6.3.7), the Warrants that are granted to the Selected Participants following the Offer shall only be acquired in a final manner (“vested”) (and may therefore be exercised during the Exercise Periods) over a three year period, with 28% of the Warrants vesting on the first anniversary of the date of the Offer by

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the Proxyholder of the Board, and the balance vesting in equal quarterly installments thereafter (one eighth of the remainder, i.e. 9%, of the aggregate number of Warrants that are granted to this Selected Participant vesting per quarter) and subject to the condition that this person continues to be an employee, consultant, member of the management, or Director of the Company or an Affiliated Company at the relevant vesting date. It is understood that the term of the Warrants will not be extended for those Warrant holders who received the Offer from the Proxyholder of the Board on a later date than the Date of the Decision.

The vesting always relates to whole Warrants. In case 28% or 9% of the aggregate number of Warrants granted to the relevant Selected Participant does not correspond to a whole number, the resulting number shall be reduced to the lower whole number, and every quarter one additional Warrant shall vest as soon as the sum of the fractions disregarded until that time, equals one (in other words, such additional Warrant constitutes the sum of the fractions of a Warrant that have been disregarded upon the vesting of the previous portion(s)).

Upon the End of the Employment, Consultancy Agreement or Directors’ appointment of the relevant Selected Participant between one of the dates set out above, no additional Warrants shall vest for this part of the quarter.

6.3	Other terms and conditions of the Warrants

6.3.1	Issue Price

The Warrants may be subscribed for without charge.

6.3.2	Registered Warrants

The Warrants will be in registered form and shall be recorded in the registry of Warrant holders that is kept at the registered offices of the Company. They cannot be converted into dematerialized warrants.

6.3.3	Exercise Price

The Exercise Price (as determined above in Article 4 of this report) will be allocated to the entry “capital” for an amount that is equal to the fractional value of the shares prevailing at the time of the issue of shares upon exercise of the relevant Warrant. Any amount exceeding the fractional value will be allocated to the entry “issue premium” that will constitute the guarantee of third parties to the same extent as the capital and will be booked on an unavailable reserve account, that can only be decreased or cancelled by way of a decision of the Company’s general meeting of shareholders taken in accordance with the rules applicable to an amendment of the Articles of Association.

6.3.4	Term of the Warrant

The term of the Warrants shall be seven years as of the Date of the Decision, irrespective of the relevant Date of the Offer in respect of a Selected Participant.

6.3.5	The Exercise Periods

Without prejudice to Articles 6.2.5, 6.3.6 and 6.3.7, the Warrants that are vested may only be exercised, in accordance with Article 6.3.10, as of the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and such only during the first fifteen days of each quarter (the “Exercise Period(s)”).

In case the Exercise period (completely or partially) would fall within a “closed period” or a “prohibited period” as defined in the Dealing Code of the Company (but, in respect of the “prohibited periods”, only such prohibited periods as (currently) indicated in point IV.E. (a) and (b) of the Dealing Code), the

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relevant Exercise Period will be extended until after the end of such “closed period” or “prohibited period” and with such number of bank business days as it was prohibited to deal during the initial period of 15 days pursuant to the Dealing Code.

The first fifteen days of the last quarter within the term of the Warrants constitutes, (as extended in accordance with the previous, as the case may be, provided that this extension cannot exceed the term of the Warrants), the last Exercise Period. Each Exercise Period shall end on the last bank business day of the relevant Exercise Period, it being understood that if the term of the Warrants ends within an Exercise Period, such Exercise Period shall lapse on the last bank business day within the term of the Warrants.

The Warrant holder is free not to exercise all or part of the vested Warrants during an Exercise Period, and to postpone the exercise of the Warrants that are not exercised to a later Exercise Period, without prejudice, however, to the exceptions and restrictions set out in Articles 6.3.6 and 6.3.7.

The Warrants (that are (still) exercisable but) that are not exercised at the end of the last Exercise Period, will lapse automatically and become of no value.

The Board may decide to provide for one or more additional Exercise Period(s) between the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies and the end of the last Exercise Period as described above.

6.3.6	Exercisability of the Warrants: exceptions and restrictions

6.3.6.1	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment

(A)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for serious cause

Upon the End of: (i) the Employment Agreement for serious cause (within the meaning of Article 35 of the Belgian law of July 3, 1978) or (ii) the Consultancy Agreement because of breach of contract, or (iii) the Director’s appointment for serious cause, on account of the Selected Participant that is also Warrant holder, before the exercise of the Warrants, the Warrants of the relevant Selected Participant (whether or not vested pursuant to Article 6.2.5) that are not yet exercised at that time, will lapse automatically and become of no value.

(B)	End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 6.3.6.1(i), 6.3.6.2 and 6.3.6.3

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant who is also Warrant holder, for a reason other than the reasons set out in Articles 6.3.6.1 (i), 6.3.6.2 and 6.3.6.3, an additional Exercise Period shall apply for such Selected Participant, during the first fifteen days of the quarter in which the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment, as the case may be, falls, notwithstanding any extensions in accordance with Article 6.3.5, in respect of the at that time (pursuant to Article 6.2.5) vested Warrants, even if such Exercise Period precedes the beginning of the fourth calendar year following the calendar year in which the Date of the Offer lies.

The tax consequences of such exercise will exclusively be borne by the relevant Warrant holder.

Contrary to article 6.3.5, second paragraph, the Warrants of the relevant Selected Participant that were not exercised during such Exercise Period, cannot be transferred to a later Exercise Period and shall lapse automatically and become of no value after expiry of such Exercise Period (whether or not they were vested pursuant to article 6.2.5).

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Upon proposal from the Nomination and Remuneration Committee, the Board has, however, the power to decide that in case of the end of Employment Agreement, the Consultancy Agreement or the Director’s appointment for a reason other than the reasons set out in Articles 6.3.6.1 (i) and 6.3.6.2, the provisions set forth in Article 6.3.6.3. will apply.

6.3.6.2	Death

Upon the death of a Warrant holder before the exercise of a Warrant that, in accordance with the issue and exercise conditions, is still exercisable or may still become exercisable, the Warrants of the Warrant holder that are not yet exercised, are transferred to the Beneficiary of the Warrant holder and such Warrants may be exercised by the Beneficiary at the time and in accordance with the terms and conditions set out in the issue and exercise conditions. The Warrants of the relevant Warrant holder that at the time of death are not vested in accordance with Article 6.2.5, will lapse automatically and become of no value.

A Warrant holder may only designate his or her spouse (including the legal partner) and/or his estate as Beneficiaries.

The designation, as well as the revocation and re-designation of a Beneficiary must be in writing.

In the absence of any valid designation in accordance with the two preceding paragraphs, the Warrants will be allocated to the estate.

In the event that there are several successors, all successors acting together, or, as the case may be, a person designated by all successors acting together, will be deemed to be the Beneficiary.

6.3.6.3	Retirement

Upon the End of the Employment Agreement, the Consultancy Agreement or the Director’s appointment of a Selected Participant that is also Warrant holder, because of his legal retirement or the reaching of the retiring age, this Selected Participant retains its vested Warrants and may continue to exercise such Warrants at the time and in accordance with the issue and exercise conditions. The Warrants of the relevant Warrant holder that are not vested in accordance with to Article 6.2.5 at the time of his retirement, will lapse automatically and become of no value.

6.3.7	Acceleration of the exercise of the Warrants

6.3.7.1	Cases of accelerated exercise of the Warrants

In the following events, the Warrant holder is entitled to an accelerated exercise of its Warrants, whether or not they are vested pursuant to Article 6.2.5, in accordance with the formalities set out below and having regard to, and bearing, any tax consequences resulting from the accelerated exercise:

(A)	liquidation of the Company;

(B)	sale of all or substantially all of the assets of the Company;

(C)	when a public takeover bid is issued on the Company.

The tax consequences of an accelerated exercise will be borne exclusively by the relevant Warrant holder.

The Company shall inform the Warrant holders in writing in case one of the foregoing events occurs.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

In case the Warrant holder, when an event (i) or (ii) occurs, as set out above, does not wish to exercise its Warrants in an accelerated manner, such Warrants will lapse automatically and become of no value.

6.3.8	Non-transferability of the Warrants

The Warrants are not transferable except in case of death of a Warrant holder, in which case the Warrants held by the Warrant holder at the time of death are transferred to the Beneficiary in accordance with Article 6.3.6.2. Any tax consequences of a transfer pursuant to an obligation under the Articles of Association or pursuant to law will be borne by the Warrant holder.

6.3.9	Shares to which the Warrant holder is entitled

6.3.9.1	Each Warrant entitles the holder thereof to subscribe for one share of the Company.

The transferability of the shares that have been subscribed for upon the exercise of a Warrant, is at any time subject to the provisions of the Articles of Association of the Company, as they are in effect (possibly as amended from time to time) at that time.

The shares that are issued upon the exercise of the Warrants, will entitle the holder thereof to dividends as of the beginning of the financial year during which the Warrants are exercised, or, in case the Warrants are exercised at a time that the annual shareholders’ meeting has not yet decided on the allocation of the result of the preceding financial year, as of the beginning of the financial year preceding the financial year during which the Warrants are exercised.

6.3.9.2	The Company will only be held to issue shares for the benefit of the Warrant holder upon the exercise of Warrants provided that the requirements set out in Article 6.3.10 are fulfilled. Upon exercise of a Warrant, no fractions of shares will be issued.

In the event of exercise of Warrants, the shares will be issued, in accordance with Article 591 of the Belgian Company Code, as soon as reasonably possible after the end of the relevant Exercise Period, taking into account the required administrative and company law formalities.

After the issue of shares upon the exercise of Warrants, the Board will arrange for the registration of such new shares in the share registry of the Company in the name of the subscriber. The Company as soon as reasonably possible will arrange for the admission to listing of the new shares.

6.3.10	Exercise procedure

An exercisable Warrant will only be validly exercised if not later than the last day of the relevant Exercise Period:

(A)	-the Board receives a registered letter (with acknowledgement of receipt) sent to the registered offices of the Company and addressed to the Board indicating that Warrants are exercised. The letter will explicitly indicate the number of Warrants to be exercised; or

- the by KBC, that takes care of the practical settlement of the exercise procedure, hereto communicated formalities are fulfilled; and

(B)	the Board receives full payment of the shares that are subscribed for upon exercise of the Warrants and, where relevant, increased with any amounts which are payable to the Company in accordance with Article 6.2.3, last paragraph, by way of bank transfer to an account of the Company, the number of which will be communicated by the Company; and

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(C)	the Board receives, in case the Warrants are exercised by a person or persons other than the Warrant holder, adequate evidence of the right of this person or these persons to exercise the Warrant; and

(D)	the Board receives declarations and documents deemed necessary or desirable by the Board for purposes of any applicable law or regulation, and the submission of which is requested by the Board.

Regardless of the point in time during the Exercise Period at which the actions set out above occur, the Warrants will be deemed to be exercised on the last day of such Exercise Period.

6.3.11	Costs and taxes

Stamp duties, stock exchange taxes and other similar duties or taxes that may be due upon the exercise of the Warrants and/or the acquisition of shares, will be borne by the Warrant holders.

6.4	Modifications of the capital structure of the Company—reservation of rights

By way of deviation from Article 501 BCC and without prejudice to the exceptions provided by law, the Company reserves the right to adopt any resolution that it deems necessary with respect to its capital, its Articles of Association or its management. Such resolutions may include, amongst others: a capital decrease whether or not with repayment to the shareholders, a capital increase by way of incorporation of reserves whether or not combined with the creation of new shares, a capital increase in kind, a capital increase in cash whether or not with limitation or cancellation of the shareholders’ preferential subscription right, an issue of profit certificates, of convertible bonds, of preferential shares, of bonds cum warrant, of ordinary bonds or warrants, an amendment to the provisions of the Articles of Association regarding the distribution of profits or the (net) proceeds of liquidation or other rights attached to the shares, a stock split, a distribution of stock dividend, a dissolution of the Company, a legal merger, a legal de-merger or a contribution or transfer of a universality or of a branch of activity whether or not combined with the exchange of shares. The Company may adopt such resolutions even if they (could) imply a reduction in the benefits conferred to the Warrant holder by the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the only purpose of such resolution.

In the event of a legal merger or legal de-merger, the Board shall provide all reasonable efforts to obtain that the Warrants that are still outstanding at the date of such transaction, will be replaced by warrants in the merger company or in the split companies in accordance with the exchange ratio applied to the then existing shares of the Company.

6.5	Exercise of the Warrants in accordance with the law

In the event that the Warrant holder exercises Warrants pursuant to Article 501 BCC, the shares so obtained will not be transferable as long as the Warrants but for such exercise would otherwise not yet have been exercisable in accordance with the issue and exercise conditions. Any tax consequences of such exercise will be borne by the Warrant holder.

Article 501 BCC provides that: “in the event of a capital increase by way of a contribution in cash, all warrant holders may exercise their warrants, notwithstanding any provision to the contrary in the Articles of Association or in the issue terms, and may as a shareholder subscribe for the new issue, in so far as the existing shareholders have such right”.

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6.6	Miscellaneous

6.6.1	Discretionary and voluntary character of the grant of Warrants

Each grant of Warrants under this plan is based on the discretionary competence of the Proxyholder of the Board.

The grant of Warrants under the plan does not constitute a commitment to grant any warrants in the future irrespective of the frequency or number of Warrants, nor does it constitute any right to employment.

Neither the grant of Warrants, nor the Warrants themselves can be considered as salary or any other kind of compensation for purposes of calculating any severance pay or similar compensation. They shall not be included in the calculation of benefits under any pension, group insurance or other benefit plan of the Company or any Subsidiary or Affiliate in which the Warrant holder may be included, except as otherwise provided under the terms of such plans, or as determined by the Board of Directors.

6.6.2	Applicable law

The Warrants and the issue and exercise conditions of the Warrants are governed by Belgian law.

6.6.3	Competent courts

Any dispute regarding the Warrants or the issue and exercise conditions thereof may only be submitted to the courts of the registered office of the Company.

6.6.4	Notifications

Any notification to the Warrant holder will be made by registered letter at the address mentioned in the registry of Warrant holders or by notification in writing with acknowledgement of receipt.

Any notification to the Company, the Board or a Proxyholder of the Board will be made validly by way of a registered letter addressed to the registered office of the Company or by notification in writing with acknowledgement of receipt.

Any notification will be deemed to have been received three business days after the date of the postmark of the registered letter. Changes of address must be notified in accordance with this Article 6.6.3.

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In the event of any discrepancy between the English translation and the original Dutch version, the latter shall prevail.

20 September 2017

For the Board,

/s/ Edwin Moses

Edwin Moses, Director

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Annex 1: simulations of the impact of hypothetical exercise prices on the future net intrinsic value per share

Simulation impact intrinsic value
# Shares	13/09/2017		61,419,295
Equity	30/06/2017		80,432,000
# Warrants (in # Shares)	13/09/2017		2,572,414
Convertible bond (# Shares/€)	7,733,952		100,000,000
A. Current situation, before issuance of the new warrants—Basic
		Equity in €
Amount represented by 1 share			1.31
Total			80,432,000
B. Situation before issuance of the new warrants—Fully Diluted
		Equity in €
Amount represented by 1 share			2.86
Total			204,823,128.88
C. Situation after issuance of the new warrants with an exercise price of €12
	—
number of warrants to be issued			670,000
exercise price	€12
		Equity in €
Amount represented by 1 share			2.94
Total			212,863,128.88
C Situation after issuance of the new warrants with an exercise price of €13
	—
number of warrants to be issued			670,000
exercise price	€13
		Equity in €
Amount represented by 1 share			2.95
Total			213,533,128.88

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D. Situation after issuance of the new warrants with an exercise price of €14
	—
number of warrants to be issued			670,000
exercise price	€14
		Equity in €
Amount represented by 1 share			2.96
Total			214,203,128.88
E. Situation after issuance of the new warrants with an exercise price of €15
	—
number of warrants to be issued			670,000
exercise price	€15
		Equity in €
Amount represented by 1 share			2.97
Total			214,873,128.88

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